Exhibit 10.2

Execution Version

INTERCREDITOR AGREEMENT

dated as of March 6, 2020

among

GUGGENHEIM CREDIT SERVICES, LLC,

 as Super Senior Credit Agreement Collateral Agent,

GLAS AMERICAS LLC,

 as Initial First Lien Collateral Agent,

and

Each additional REPRESENTATIVE from time to time party hereto,

and acknowledged and agreed by

CPI ACQUISITION, INC.,

 as the Borrower,

and

CPI CARD GROUP INC.,

 as Holdings,

and

the other Grantors from time to time party hereto

INTERCREDITOR AGREEMENT dated as of March 6, 2020 (the “Closing Date”) (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, this “Agreement”), among GUGGENHEIM CREDIT SERVICES, LLC, as Representative for the Super Senior Credit Agreement Secured Parties (in such capacity and together with its successors in such capacity, the “Super Senior Credit Agreement Collateral Agent”), GLAS AMERICAS LLC, as Representative for the Initial First Lien Secured Parties (in such capacity and together with its successors in such capacity, the “Initial First Lien Collateral Agent”),  each additional First Lien Priority Representative and Super Senior Representative that from time to time becomes a party hereto pursuant to Section 9.09, and acknowledged and agreed by CPI ACQUISITION, INC., a Delaware corporation (the “Borrower”), CPI CARD GROUP INC., a Delaware corporation (“Holdings”), and the other Grantors (as defined below) party hereto.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Super Senior Credit Agreement Collateral Agent (for itself and on behalf of the Super Senior Credit Agreement Secured Parties), the Initial First Lien Collateral Agent (for itself and on behalf of the Initial First Lien Secured Parties), each additional Super Senior Representative (for itself and on behalf of the Additional Super Senior Debt Parties under the applicable Additional Super Senior Debt Facility) and each additional First Lien Priority Representative (for itself and on behalf of the First Lien Priority Debt Parties under the applicable First Lien Priority Debt Facility) agree as follows:

ARTICLE I

Definitions

SECTION 1.01.  Certain Defined Terms.  Capitalized terms used but not otherwise defined herein, if defined in the New York UCC, have the meanings specified therein.  As used in this Agreement, the following terms have the meanings specified below.

“Additional First Lien Priority Debt” means any Indebtedness that is issued or guaranteed by the Borrower or any other Grantor (and not guaranteed by any Subsidiary that is not a Guarantor) (other than Indebtedness constituting Initial First Lien Obligations), which Indebtedness and guarantees are secured by the First Lien Priority Collateral (or any portion thereof) on a pari passu or junior basis (but without regard to control of remedies, other than as provided by the terms of the applicable Additional First Lien Priority Debt Documents) with the Initial First Lien Obligations and any other First Lien Priority Debt Obligations, which the applicable Additional First Lien Priority Debt Documents provide that such Indebtedness and guarantees are to be secured by such First Lien Priority Collateral on a subordinate basis to the Super Senior Obligations (and which is not secured by Liens on any assets or property of the Borrower or any other Grantor other than the First Lien Priority Collateral or which are not included in the Super Senior Collateral), and which is so designated by the Borrower at the time of incurrence thereof as Additional First Lien Priority Debt hereunder; provided,  however, that (i) as of the date of incurring such Indebtedness, such Indebtedness is permitted to be incurred, secured, and guaranteed on such basis by each then extant Super Senior Debt Document and First Lien Priority Debt Document in effect at the time of such incurrence, security grant, or guarantee and (ii) the Representative for the holders of such Indebtedness shall have (A) executed and delivered this Agreement as of the date hereof or become party to this Agreement pursuant to, and by satisfying the conditions set forth in, Section 9.09 hereof and (B) become a party to an Applicable Intercreditor Agreement (if relevant).  Additional First Lien Priority Debt shall include any Registered Equivalent Notes issued or guaranteed by the Borrower or any other Grantor issued in exchange for other Additional First Lien Priority Debt.

“Additional First Lien Priority Debt Documents” means, with respect to any series, issue, or class of Additional First Lien Priority Debt, the promissory notes, loan agreements, indentures, the First Lien Priority Collateral Documents, or other operative agreements evidencing or governing such Indebtedness.

“Additional First Lien Priority Debt Facility” means each indenture, loan agreement, or other governing agreement with respect to any Additional First Lien Priority Debt.

“Additional First Lien Priority Debt Obligations” means, with respect to any series, issue, or class of Additional First Lien Priority Debt, all amounts owing pursuant to the terms of or with respect to such Additional First Lien Priority Debt (including any guarantees thereof), including principal, interest, fees, premiums, expenses (including interest, fees, and expenses that accrue after the commencement of a Bankruptcy Case, regardless of whether such interest is allowable or is an allowed claim under such Bankruptcy Case), letter of credit commissions, reimbursement obligations, charges, attorneys’ costs, indemnities, and other amounts payable by a Grantor under any Additional First Lien Priority Debt Document.

“Additional First Lien Priority Debt Parties” means, with respect to any series, issue, or class of Additional First Lien Priority Debt, the holders of such Indebtedness, the Representative with respect thereto, any trustee, or agent therefor under any related Additional First Lien Priority Debt Documents and the beneficiaries of each indemnification obligation undertaken by the Borrower or any other Grantor under any related Additional First Lien Priority Debt Documents.

“Additional Super Senior Debt” means any Indebtedness that is issued or guaranteed by the Borrower or any other Grantor (and not guaranteed by any Subsidiary that is not a Guarantor) (other than Indebtedness constituting Super Senior Credit Agreement Obligations) which Indebtedness and guarantees are secured by the Super Senior Collateral (or a portion thereof) on a basis that is senior to the Initial First Lien Obligations (but not senior to the Super Senior Credit Agreement Obligations) (and which is not secured by Liens on any assets or property of the Borrower or any other Grantor other than the Super Senior Collateral) and which is so designated by the Borrower at the time of incurrence thereof as Additional Super Senior Debt hereunder; provided,  however, that (i) such Indebtedness is permitted to be incurred, secured, and guaranteed on such basis by each then extant Super Senior Debt Document and First Lien Priority Debt Document in effect at the time of such incurrence, security grant, or guarantee and (ii) the Representative for the holders of such Indebtedness shall have (A) executed and delivered this Agreement as of the date hereof or become party to this Agreement pursuant to, and by satisfying the conditions set forth in, Section 9.09 hereof and (B) become a party to an Applicable Intercreditor Agreement (if relevant).

“Additional Super Senior Debt Documents” means, with respect to any series, issue, or class of Additional Super Senior Debt, the promissory notes, loan agreements, indentures, the Super Senior Collateral Documents, or other operative agreements evidencing or governing such Indebtedness.

“Additional Super Senior Debt Facility” means each indenture, loan agreement, or other governing agreement with respect to any Additional Super Senior Debt.

“Additional Super Senior Debt Obligations” means, with respect to any series, issue, or class of Additional Super Senior Debt, all amounts owing pursuant to the terms of or with respect to such Additional Super Senior Debt (including any guarantees thereof), including principal, interest, fees, premiums, expenses (including interest, fees, and expenses that accrue after the commencement of a Bankruptcy Case, regardless of whether such interest, fees, or expenses is allowable or is an allowed claim under such Bankruptcy Case), letter of credit commissions, reimbursement obligations, charges, attorneys’ costs, indemnities, and other amounts payable by a Grantor under any Additional Super Senior Debt Document.

“Additional Super Senior Debt Parties” means, with respect to any series, issue, or class of Additional Super Senior Debt, the holders of such Indebtedness, the Representative with respect thereto, any trustee or agent therefor under any related Additional Super Senior Debt Documents and the beneficiaries of each indemnification obligation undertaken by the Borrower or any other Grantor under any related Additional Super Senior Debt Documents.

“Agreement” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Applicable Intercreditor Agreement” means an intercreditor agreement in form and substance reasonably satisfactory to the Borrower and the Super Senior Credit Agreement Collateral Agent or the Initial First Lien Collateral Agent, as the context requires.

“Bankruptcy Case” means a case under the Bankruptcy Code or any other Bankruptcy Law.

“Bankruptcy Code” means Title 11 of the United States Code, as amended.

“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state, or foreign law for the relief of debtors and affecting the rights of creditors generally.

“Borrower” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Business Day” means any day that is not a Saturday, Sunday, or other day on which commercial banks in New York City or Toronto are authorized or required by law to remain closed.

“Class Debt” has the meaning assigned to such term in Section 9.09.

“Class Debt Parties” has the meaning assigned to such term in Section 9.09.

“Class Debt Representatives” has the meaning assigned to such term in Section 9.09.

“Collateral” means any asset that is included in the Super Senior Collateral or the First Lien Priority Collateral.

“Collateral Agents” means the Super Senior Credit Agreement Collateral Agent, any collateral agent designated pursuant to any Additional Super Senior Debt Documents, the Initial First Lien Collateral Agent, and any collateral agent designated pursuant to any Additional First Lien Priority Debt Documents.

“Collateral Documents” means the Super Senior Collateral Documents and the First Lien Priority Collateral Documents.

“Collection Action” means (a) to ask for, demand, exercise any rights of setoff or recoupment, or sue for any payment, Distribution, or any other remedy in respect of the First Lien Priority Debt Obligations or the Super Senior Obligations, (b) to accelerate the First Lien Priority Debt Obligations or the Super Senior Obligations, (c) the exercise of any credit bid rights with respect to the First Lien Priority Debt Obligations by any First Lien Priority Debt Party, or (d) the commencement of, or the joinder with any creditor in commencing, any Insolvency or Liquidation Proceeding against any Grantor or any assets of any Grantor.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies, or the dismissal or appointment of the management, of a Person, whether through the ability to exercise voting power, by contract or otherwise.  “Controlling” and “Controlled” have meanings correlative thereto.

“Debt Facility” means any Super Senior Facility and any First Lien Priority Debt Facility.

“Default Disposition” means any private or public disposition of all or any material portion of the Collateral by one or more Grantors with the consent of Super Senior Representative after the occurrence and during the continuance of an Event of Default (under and as defined in the Super Senior Debt Document for which such Super Senior Representative has been named as Representative), and prior to the Discharge of Super Senior Obligations, which disposition is conducted by such Grantors with the consent of Super Senior Representative in connection with good faith efforts by Super Senior Representative to collect the Super Senior Obligations through the disposition of Collateral.

“Designated First Lien Priority Representative” means (i) the Initial First Lien Collateral Agent, until such time as the Initial First Lien Agreement ceases to be the only First Lien Priority Debt Facility under this Agreement and (ii) thereafter, the First Lien Priority Representative designated from time to time by the First Lien Priority Majority Representatives, in a notice to the Designated Super Senior Representative and the Borrower hereunder, as the “Designated First Lien Priority Representative” for purposes hereof.

“Designated Super Senior Representative” means the (i) Super Senior Credit Agreement Collateral Agent, until such time as the Super Senior Credit Agreement ceases to be the only Super Senior Facility under this Agreement and (ii) thereafter, the Super Senior Representative designated from time to time by the Super Senior Majority Representatives in a notice to the Borrower and the Designated First Lien Priority Representative hereunder, as the “Designated Super Senior Representative” for purposes hereof.

“DIP Financing” has the meaning assigned to such term in Section 7.01.

“Discharge” means, with respect to any Debt Facility, the date on which (i)  the Super Senior Obligations or First Lien Priority Debt Obligations, as the case may be, under such Debt Facility are paid in full in cash (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest would be allowed or allowable in such Insolvency or Liquidation Proceeding, but other than contingent indemnification obligations as to which no claim has been asserted), (ii) all commitments, if any, to extend credit under such Debt Facility are terminated (including, to the extent constituting First Lien Priority Debt Obligations, letters of credit and “Cash Management Obligations” (as defined in the Initial First Lien Agreement (as in effect on the date hereof) or any Additional First Lien Priority Debt Document), which shall be paid in full in cash or cash collateralized (or otherwise provided for) on terms satisfactory to the applicable counterparty), and (iii) the Super Senior Obligations or First Lien Priority Debt Obligations, as the case may be, under such Debt Facility are no longer secured by Shared Collateral pursuant to the terms of the documentation governing such Debt Facility.  The term “Discharged” shall have a corresponding meaning.

“Discharge of Super Senior Obligations” means the date on which the Super Senior Aggregate Obligations have been Discharged.

“Distribution” means any payment or distribution by any Person of assets of any kind or character (whether in cash, securities, assets, by set-off, or otherwise and including by purchase redemption or other acquisition).

“Enforcement Action” means any action or steps to:

(a)         foreclose, execute, levy, or collect on, take possession or control of (other than for purposes of perfection), sell or otherwise realize upon (judicially or non-judicially), or lease, license, or otherwise dispose of (whether publicly or privately) Collateral or otherwise exercise or enforce remedial rights with respect to Collateral under the Super Senior Debt Documents or the First Lien Priority Debt Documents (including by way of setoff, recoupment, notification of a public or private sale or other disposition pursuant to the UCC or other applicable law, notification to account debtors, notification to depositary banks under deposit account control agreements, or exercise of rights under landlord consents, if applicable);

(b)         solicit bids from third Persons, approve bid procedures for any proposed disposition of Collateral, conduct the liquidation or disposition of Collateral or engage or retain sales brokers, marketing agents, investment bankers, accountants, appraisers, auctioneers, or other third Persons for the purposes of valuing, marketing, promoting, and selling Collateral;

(c)         receive a transfer of Collateral in satisfaction of Indebtedness or any other Secured Obligation secured thereby;

(d)         otherwise enforce a security interest or exercise another right or remedy, as a secured creditor or otherwise, pertaining to the Collateral at law, in equity, or pursuant to the Super Senior Debt Documents or the First Lien Priority Debt Documents (including the commencement of applicable legal proceedings or other actions with respect to all or any portion of the Collateral to facilitate the actions described in the preceding clauses, and exercising voting rights in respect of equity interests comprising Collateral); or

(e)         effectuate or cause the Disposition of Collateral in connection with a Default Disposition.

“First Lien Permitted Actions” has the meaning assigned to such term in Section 3.01(a).

“First Lien Priority Class Debt” has the meaning assigned to such term in Section 9.09.

“First Lien Priority Class Debt Parties” has the meaning assigned to such term in Section 9.09.

“First Lien Priority Class Debt Representative” has the meaning assigned to such term in Section 9.09.

“First Lien Priority Collateral” means any “Collateral” as defined in any Initial First Lien Debt Document or any other First Lien Priority Debt Document or any other assets or property of the Borrower or any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to a First Lien Priority Collateral Document as security for any First Lien Priority Debt Obligation.

“First Lien Priority Collateral Documents” means the Initial First Lien Collateral Agreement and the other “Security Documents” as defined in the Initial First Lien Agreement and each of the collateral agreements, security agreements, any Applicable Intercreditor Agreement, and other instruments and documents executed and delivered by the Borrower or any other Grantor for purposes of providing collateral security for any First Lien Priority Debt Obligation.

“First Lien Priority Debt” means any Initial First Lien Obligations and any Additional First Lien Priority Debt.

“First Lien Priority Debt Default” means any “Event of Default” under the First Lien Priority Debt Documents.

“First Lien Priority Debt Documents” means the Initial First Lien Debt Documents and any Additional First Lien Priority Debt Documents.

“First Lien Priority Debt Facilities” means the Initial First Lien Agreement and any Additional First Lien Priority Debt Facilities.

“First Lien Priority Debt Obligations” means the Initial First Lien Obligations and any Additional First Lien Priority Debt Obligations.

“First Lien Priority Debt Parties” means the Initial First Lien Secured Parties and any Additional First Lien Priority Debt Parties.

“First Lien Priority Enforcement Date” means, with respect to any First Lien Priority Representative, the date which is 180 days after the occurrence of both (i) an Event of Default (under and as defined in the First Lien Priority Debt Document for which such First Lien Priority Representative has been named as Representative) and (ii) the Designated Super Senior Representative’s and each other Representative’s receipt of written notice from such First Lien Priority Representative that (x) such First Lien Priority Representative is the Designated First Lien Priority Representative and that an Event of Default (under and as defined in the First Lien Priority Debt Document for which such First Lien Priority Representative has been named as Representative) has occurred and is continuing and (y) the Indebtedness constituting the First Lien Priority Debt Obligations of the series with respect to which such First Lien Priority Representative is the First Lien Priority Representative is currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable First Lien Priority Debt Document; provided that (x) if at any time after the delivery of a notice described above in clause (ii), no Event of Default (under and as defined in the First Lien Priority Debt Document for which such First Lien Priority Representative has been named as Representative) is continuing, no First Lien Priority Enforcement Date shall have occurred until the expiration of a new Standstill Period commenced by a new 180-day period after the occurrence of both of the events described above in clauses (i) and (ii) relative to the occurrence of a new Event of Default (under and as defined in the First Lien Priority Debt Document for which such First Lien Priority Representative has been named as Representative), and (y) the First Lien Priority Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred with respect to any Shared Collateral at any time any Super Senior Representative has commenced and is diligently pursuing any Enforcement Action with respect to all or a material portion of Shared Collateral.

“First Lien Priority Lien” means the Liens on the First Lien Priority Collateral in favor of First Lien Priority Debt Parties under First Lien Priority Collateral Documents.

“First Lien Priority Majority Representatives” means, as of any time, First Lien Priority Representatives representing more than 50% of the then aggregate principal amount of Indebtedness for borrowed money constituting First Lien Priority Debt Obligations; ¨provided that in determining such aggregate outstanding principal amount, any such amount that is not “outstanding” under any First Lien Priority Debt Document for purposes of determining whether a First Lien Priority Debt Party’s consent or approval is required for an action requiring consent or approval of a First Lien Priority Debt Party thereunder shall be disregarded.

“First Lien Priority Representative” means (i) in the case of the Initial First Lien Obligations or the Initial First Lien Secured Parties, the Initial First Lien Collateral Agent and (ii) in the case of any First Lien

Priority Debt Facility incurred after the date hereof, the First Lien Priority Debt Parties thereunder, the trustee, administrative agent, collateral agent, security agent, or similar agent under such First Lien Priority Debt Facility that is named as the Representative in respect of such First Lien Priority Debt Facility in the applicable Joinder Agreement.

“GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time but subject to Section 1.04 of Super Senior Credit Agreement and Section 1.04 of the Initial First Lien Agreement.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether federal, state, provincial, territorial, local, and any agency, authority, instrumentality, regulatory body, court, central bank, or other entity exercising executive, legislative, judicial, taxing, regulatory, or administrative powers or functions of or pertaining to government (including any supra national bodies such as the European Union or the European Central Bank).

“Grantors” means the Borrower, Holdings, the “Subsidiary Loan Parties” (as defined in the Super Senior Credit Agreement), the other Guarantors, and each of their respective subsidiaries which has granted a security interest pursuant to any Collateral Document to secure any Secured Obligations.  The Grantors existing on the date hereof are listed on the signature pages hereto as Grantors.

“Guarantors” means each Person that guarantees any Super Senior Obligations pursuant to any Super Senior Debt Documents.

“Indebtedness” has the meaning assigned to such term in the Super Senior Credit Agreement or the Initial First Lien Agreement, as applicable.

“Initial First Lien Agreement” means that certain First Lien Credit Agreement, dated as of August 17, 2015, among the Borrower, Holdings, the lenders from time to time party thereto, and the Initial First Lien Collateral Agent, as administrative agent and collateral agent, and the lenders from time to time party thereto, as amended by that certain First Amendment to First Lien Credit Agreement, dated as of December 31, 2016, and that certain First Lien Amending Agreement, dated as of the Closing Date, and as further amended, restated, amended and restated, extended, supplemented, or otherwise modified from time to time, and one or more other financing arrangements (including any guarantee agreements and security documents), in each case as such agreements may be amended (including any amendment and restatement thereof), supplemented, or otherwise modified from time to time, including any agreement, indenture, credit facility, commercial paper facility, or new agreement extending the maturity of, refinancing, replacing, consolidating, or otherwise restructuring all or any portion of the Indebtedness under any such agreement or any successor or replacement agreement and whether by the same or any other agent, lender, or group of lenders and whether or not increasing the amount of Indebtedness that may be incurred thereunder (provided that such Indebtedness to be incurred is permitted to be incurred under the Super Senior Debt Documents and the First Lien Priority Debt Documents); provided, (a) that the obligations in respect of any such other financing arrangement or agreement are secured by Liens on the Shared Collateral that rank junior to the Liens securing the Super Senior Obligations and (b) that the collateral agent for any such other financing arrangement or agreement shall bind themselves in writing to the terms of this Agreement and, if applicable, to an Applicable Intercreditor Agreement.

“Initial First Lien Collateral Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement and shall include any successor Collateral Agent under the Initial First Lien Agreement.

“Initial First Lien Collateral Agreement” means the “Collateral Agreement” as such term is defined in the Initial First Lien Agreement.

“Initial First Lien Debt Documents” means the Initial First Lien Agreement and the other related facility “Loan Documents” as defined in the Initial First Lien Agreement.

“Initial First Lien Guarantee Agreement” means the “Guarantee Agreement” as such term is defined in the Initial First Lien Agreement.

“Initial First Lien Obligations” means the “Secured Obligations” as such term is defined in the Initial First Lien Agreement.

“Initial First Lien Secured Parties” means “Secured Parties” as such term is defined in the Initial First Lien Agreement.

“Insolvency or Liquidation Proceeding” means:

(1)         any case commenced by or against the Borrower or any other Grantor under any Bankruptcy Law, any other proceeding for the reorganization, recapitalization, or adjustment or marshalling of the assets or liabilities of the Borrower or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Borrower or any other Grantor or any similar case or proceeding relative to the Borrower or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(2)         any liquidation, dissolution, marshalling of assets or liabilities, or other winding up of or relating to the Borrower or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(3)         any other proceeding of any type or nature in which substantially all claims of creditors of the Borrower or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Joinder Agreement” means a supplement to this Agreement in substantially the form of Annex II or Annex III hereof.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge, or security interest in, on or of such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease, or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

“Maximum First Lien Priority Cap Amount” means, as of any date of determination, the result of (a) $312,500,000 (which amount shall be increased by the amount of all interest, fees, costs, expenses, indemnities and other amounts added to the principal balance of the First Lien Priority Debt Obligations), minus (b) the aggregate principal amount of all principal repayments or prepayments in respect of Indebtedness for borrowed money constituting First Lien Priority Debt Obligations after the Closing Date (specifically excluding, however, any such repayments or prepayments in connection with a Refinancing of any First Lien Priority Debt Obligations).

“Maximum Super Senior Cap Amount” means, as of any date of determination $40,000,000 (which amount shall be increased by the amount of all interest, fees, costs, expenses, indemnities and other amounts added to the principal balance of the Super Senior Obligations).

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Officer’s Certificate” has the meaning assigned to such term in Section 9.08.

“Permitted First Lien Priority Debt Payments” has the meaning assigned to such term in Section 5.02.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority, or other entity.

“Possessory Collateral” means any Shared Collateral in the possession of a Collateral Agent (or its agents or bailees), to the extent that possession thereof perfects a Lien thereon under the Uniform Commercial Code of any jurisdiction.  Possessory Collateral includes any Certificated Securities, Promissory Notes, Instruments, and Chattel Paper, in each case, delivered to or in the possession of any Collateral Agent under the terms of the Super Senior Collateral Documents or the First Lien Priority Collateral Documents.

“Post-Petition Interest” means interest, fees, expenses, and other charges that pursuant to the Super Senior Debt Documents or the First Lien Priority Debt Documents, as applicable, continue to accrue after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest, fees, expenses, and other charges are allowed or allowable under the Bankruptcy Law or in any such Insolvency or Liquidation Proceeding.

“Proceeds” means the proceeds of any sale, collection, or other liquidation of Shared Collateral and any payment or distribution made in respect of Shared Collateral in a Bankruptcy Case and any amounts received by any Super Senior Representative or any Super Senior Secured Party from a First Lien Priority Debt Party in respect of Shared Collateral pursuant to this Agreement.

“Recovery” has the meaning assigned to such term in Section 7.04.

“Refinance” means, in respect of any Indebtedness, to refinance, extend, exchange, renew, refund, repay, prepay, redeem, purchase, defease, retire, restructure, amend, increase, modify, supplement, or replace, or to issue other Indebtedness or enter alternative financing arrangements in exchange or replacement for, such Indebtedness, in whole or in part, including by adding or replacing lenders, creditors, agents, borrowers, or guarantors, and including, in each case, after the original instrument giving rise to such indebtedness has been terminated, and including, in each case, through any credit agreement, indenture, or other agreement.  “Refinanced” and “Refinancing” shall have correlative meanings.

“Registered Equivalent Notes” means, with respect to any notes originally issued in a Rule 144A or other private placement transaction under the Securities Act of 1933, substantially identical notes (having the same guarantees) issued in a dollar-for-dollar exchange therefor pursuant to an exchange offer registered with the SEC.

“Replacement Super Senior Obligations” has the meaning assigned to such term in Section 9.10.

“Representative(s)” means, individually or collectively, each of the Super Senior Representatives and the First Lien Priority Representatives.

“Responsible Officer” means the chief executive officer, president, vice president, chief financial officer, treasurer or assistant treasurer, or other similar officer, manager, or a director of any Person, and with respect to certain limited liability companies or partnerships that do not have officers, any manager, sole member, managing member, or general partner thereof.  Any document delivered hereunder that is signed by a Responsible Officer of a Person shall be conclusively presumed to have been authorized by all necessary corporate, partnership, or other action on the part of such Person and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Person.

“SEC” means the United States Securities and Exchange Commission and any Governmental Authority succeeding to any of its principal functions.

“Secured Obligations” means the Super Senior Obligations and the First Lien Priority Debt Obligations.

“Secured Parties” means the Super Senior Secured Parties and the First Lien Priority Debt Parties.

“Shared Collateral” means, at any time, Collateral in which the holders of Super Senior Obligations under at least one Super Senior Facility and the holders of First Lien Priority Debt Obligations under at least one First Lien Priority Debt Facility (or their respective Representatives) hold a security interest at such time (or, in the case of the Super Senior Facilities, are deemed pursuant to Article II to hold a security interest).  If, at any time, any portion of the Super Senior Collateral under one or more Super Senior Facilities does not constitute First Lien Priority Collateral under one or more First Lien Priority Debt Facilities, then such portion of such Super Senior Collateral shall not constitute Shared Collateral for any First Lien Priority Debt Facility which does not have a security interest in such Collateral at such time.

“Standstill Period” has the meaning assigned to such term in Section 5.04(a)(iv).

“subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association, or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP, as well as any other corporation, limited liability company, partnership, association, or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled, or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Subsidiary” means any subsidiary of the Borrower (unless otherwise specified).

“Super Senior Aggregate Obligations” means the Super Senior Credit Agreement Obligations and Additional Super Senior Debt Obligations.

“Super Senior Class Debt” has the meaning assigned to such term in Section 9.09.

“Super Senior Class Debt Parties” has the meaning assigned to such term in Section 9.09.

“Super Senior Class Debt Representative” has the meaning assigned to such term in Section 9.09.

“Super Senior Collateral” means any “Collateral” as defined in any Super Senior Credit Agreement Loan Document or any other Super Senior Debt Document or any other assets or property of the Borrower or any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to a Super Senior Collateral Document as security for any Super Senior Obligations.

“Super Senior Collateral Documents” means the Super Senior Credit Agreement Collateral Agreement and the other “Security Documents” as defined in the Super Senior Credit Agreement, any Applicable Intercreditor Agreement (upon and after the initial execution and delivery thereof by the initial parties thereto) and each of the collateral agreements, security agreements, and other instruments and documents executed and delivered by the Borrower or any other Grantor for purposes of providing collateral security for any Super Senior Obligation.

“Super Senior Covenant Default” means any “Event of Default” under the Super Senior Debt Documents (other than a Super Senior Payment Default).

“Super Senior Credit Agreement” means that certain Super Senior Credit Agreement dated as of March 6, 2020 by and among the Borrower, Holdings, the lenders party thereto from time to time, and the Super Senior Credit Agreement Collateral Agent, as administrative agent and collateral agent, as amended, restated, amended and restated, extended, supplemented, or otherwise modified from time to time and one or more other financing arrangements (including any guarantee agreements and security documents), in each case as such agreements may be amended (including any amendment and restatement thereof), supplemented, or otherwise modified from time to time, including any agreement, indenture, credit facility, commercial paper facility, or new agreement extending the maturity of, refinancing, replacing, consolidating, or otherwise restructuring all or any portion of the Indebtedness under any such agreement or any successor or replacement agreement and whether by the same or any other agent, lender, or group of lenders and whether or not increasing the amount of Indebtedness that may be incurred thereunder (provided that such Indebtedness to be incurred is permitted to be incurred under the Super Senior Debt Documents and the First Lien Priority Debt Documents); provided (a) that the obligations in respect of any such other financing arrangement or agreement are secured by Liens on the Shared Collateral that rank pari passu with the Liens securing the Super Senior Obligations and (b) that the collateral agent for any such other financing arrangement or agreement shall bind themselves in writing to the terms of this Agreement and, if applicable, to an Applicable Intercreditor Agreement.

“Super Senior Credit Agreement Collateral Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement and shall include any successor Collateral Agent under the Super Senior Credit Agreement.

“Super Senior Credit Agreement Collateral Agreement” means the “Collateral Agreement” as defined in the Super Senior Credit Agreement.

“Super Senior Credit Agreement Loan Documents” means the Super Senior Credit Agreement and the other “Loan Documents” as defined in the Super Senior Credit Agreement.

“Super Senior Credit Agreement Obligations” means the “Obligations” as defined in the Super Senior Credit Agreement.

“Super Senior Credit Agreement Secured Parties” means the “Secured Parties” as defined in the Super Senior Credit Agreement.

“Super Senior Debt Documents” means the Super Senior Credit Agreement Loan Documents and any Additional Super Senior Debt Documents.

“Super Senior Default” means any Super Senior Payment Default or Super Senior Covenant Default.

“Super Senior Default Notice” means a written notice from the applicable Super Senior Representative to each First Lien Priority Representative pursuant to which such First Lien Priority Representative is notified of the occurrence of a Super Senior Default, which notice incorporates a reasonably detailed description of such Super Senior Default.

“Super Senior Facilities” means the Super Senior Credit Agreement and any Additional Super Senior Debt Facilities.

“Super Senior Lien” means the Liens on the Super Senior Collateral in favor of the Super Senior Secured Parties under the Super Senior Collateral Documents.

“Super Senior Majority Representatives” means, as of any time, Super Senior Representatives representing more than 50% of the then aggregate outstanding principal amount of Indebtedness for borrowed money constituting Super Senior Obligations; provided that in determining such aggregate outstanding principal amount, any such amount that is not “outstanding” under any Super Senior Debt Document for purposes of determining whether a Super Senior Secured Party’s consent or approval is required for an action requiring the consent or approval of a Super Senior Secured Party thereunder shall be disregarded.

“Super Senior Obligations” means the Super Senior Credit Agreement Obligations and Additional Super Senior Debt Obligations; provided that the aggregate principal amount of Indebtedness for borrowed money constituting Super Senior Obligations shall not exceed the Maximum Super Senior Cap Amount; provided,  further, for the avoidance doubt, that the immediately preceding proviso shall not limit any DIP Financing provided in accordance with Section 7.01.

“Super Senior Payment Default” means any “Event of Default” under the Super Senior Debt Documents resulting from the failure of the Grantors to pay, on a timely basis, any principal, interest, or fees or other Super Senior Obligations including any default in payment of Super Senior Obligations after acceleration thereof.

“Super Senior Representative” means (i) in the case of any Super Senior Credit Agreement Obligations or the Super Senior Credit Agreement Secured Parties, the Super Senior Credit Agreement Collateral Agent and (ii) in the case of any Additional Super Senior Debt Facility and the Additional Super Senior Debt Parties thereunder, the trustee, administrative agent, collateral agent, security agent, or similar agent under such Additional Super Senior Debt Facility that is named as the Representative in respect of such Additional Super Senior Debt Facility hereunder or in the applicable Joinder Agreement.

“Super Senior Secured Parties” means the Super Senior Credit Agreement Secured Parties and any Additional Super Senior Debt Parties.

“Total Yield” means as to any Indebtedness, the yield thereof, whether in the form of interest rate, margin, original issue discount, upfront fees, scheduled recurring fees, underlying rate indices, default rate, or otherwise; provided that (a) original issue discount and upfront fees (which shall be deemed to constitute like amounts of original issue discount) shall be equated to interest rate assuming a 4-year life to maturity (or, if less, the stated life to maturity at the time of its incurrence of the applicable Indebtedness), (b) customary arrangement, structuring, or commitment fees or other similar fees and expenses payable in connection with such Indebtedness that are not paid for the account of, or distributed to, all Super Senior Secured Parties, for purposes of Section 6.03(a)(iv), or all First Lien Priority Debt Parties, for purposes of

Section 6.03(b)(iv), as applicable, shall be excluded, (c) fluctuations in underlying rate indices and the imposition of a default rate of up to 2% per annum shall be excluded, and (d) any amendment, waiver, or consent fee payable in the event of an amendment, restatement, supplement, modification, or Refinancing as described in Section 6.03(a) or 6.03(b), as applicable, shall be excluded.

“Uniform Commercial Code” or “UCC” means, unless otherwise specified, the Uniform Commercial Code as from time to time in effect in the State of New York; provided,  however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection or priority of the Collateral Agents’ and the Secured Parties’ security interest in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions.

SECTION 1.02.  Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine, and neuter forms.  The words “include,” “includes,” and “including” shall be deemed to be followed by the phrase “without limitation.”  The word “will” shall be construed to have the same meaning and effect as the word “shall.”  Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, other document, statute, or regulation herein shall be construed as referring to such agreement, instrument, other document, statute, or regulation as from time to time amended, supplemented, or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (iii) the words “herein,” “hereof,” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections, and Annexes shall be construed to refer to Articles, Sections, and Annexes of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights, and (vi) the term “or” is not exclusive.

ARTICLE II

Priorities and Agreements with Respect to Shared Collateral

SECTION 2.01.  Subordination of Liens.  Notwithstanding the date, time, manner, or order of filing or recordation of any document or instrument or grant, attachment or perfection of any Liens granted to any First Lien Priority Representative or any First Lien Priority Debt Parties on the Shared Collateral or of any Liens granted to any Super Senior Representative or any other Super Senior Secured Party on the Shared Collateral (or any actual or alleged failure to perfect or other defect in any of the foregoing) and notwithstanding any provision of the UCC, any applicable law, any First Lien Priority Debt Document, or any Super Senior Debt Document, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Grantor, or any other circumstance whatsoever, each First Lien Priority Representative, on behalf of itself and each First Lien Priority Debt Party under its First Lien Priority Debt Facility, hereby agrees that (a) any Lien on the Shared Collateral securing or purporting to secure any Super Senior Obligations now or hereafter held by or on behalf of any Super Senior Representative or any other Super Senior Secured Party or other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Shared Collateral securing or purporting to secure any First Lien Priority Debt Obligations and (b) any Lien on the Shared Collateral securing or purporting to secure any First Lien Priority Debt Obligations now or hereafter held by or on behalf of any First Lien Priority Representative, any First Lien Priority Debt Parties, or other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation, or otherwise, shall be junior and subordinate in all respects to all Liens on the Shared Collateral securing or purporting to secure any Super Senior Obligations.  All Liens on the Shared Collateral securing or purporting to secure any Super Senior Obligations shall be and remain senior in all respects and prior to all Liens on the Shared Collateral securing or purporting to secure any First Lien Priority Debt Obligations for all purposes, whether or not such Liens securing any Super Senior Obligations are subordinated to any Lien securing any other obligation of the Borrower, any other Grantor or any other Person or otherwise subordinated, voided, avoided, invalidated, or lapsed.

SECTION 2.02.  [Reserved]

SECTION 2.03.  Prohibition on Contesting Liens.  Each of the First Lien Priority Representatives, for itself and on behalf of each First Lien Priority Debt Party under its First Lien Priority Debt Facility, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority, or enforceability of any Lien securing, or the allowability of any claim asserted with respect to, any Super Senior Obligations held (or purported to be held) by or on behalf of any Super Senior Representative or any of the other Super Senior Secured Parties or other agent or trustee therefor in any Super Senior Collateral, and each Super Senior Representative, for itself and on behalf of each Super Senior Secured Party under its Super Senior Facility, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority, or enforceability of any Lien securing, or the allowability of any claim asserted with respect to, any First Lien Priority Debt Obligations held (or purported to be held) by or on behalf of any of  any First Lien Priority Representative or any of the First Lien Priority Debt Parties in the First Lien Priority Collateral.  Notwithstanding the foregoing, no provision in this Agreement shall be construed to prevent or impair the rights of any Super Senior Representative to enforce this Agreement (including the priority of the Liens securing the Super Senior Obligations as provided in Section 2.01) or any of the Super Senior Debt Documents.  Until the Discharge of Super Senior Obligations has occurred, no First Lien Priority Representative or any other First Lien Priority Debt Party will assert any marshalling, appraisal, valuation, or other similar right that may otherwise be available to a junior secured creditor.

SECTION 2.04.  No Other Liens.  Each First Lien Priority Representative, for itself and on behalf of each of the other First Lien Priority Debt Parties, and each Super Senior Representative, for itself and on behalf of each of the other Super Senior Secured Parties agrees that, so long as the Discharge of Super Senior Obligations has not occurred, (a) (i), none of the Grantors shall, or permit any of its subsidiaries to, grant or permit any Lien on any asset or property of such Grantor to secure any First Lien Priority Debt Obligation unless it has granted, or concurrently therewith grants, a Lien on such asset or property of such Grantor to secure the Super Senior Obligations and (ii) none of the Grantors shall grant any Liens on any asset or property of any Grantor to secure any Super Senior Obligations unless it has granted, or concurrently therewith grants, a Lien on such asset or property of such Grantor to secure the First Lien Priority Debt Obligations and (b)(i) if any First Lien Priority Representative or any First Lien Priority Debt Party shall hold any Lien on any assets or property of any Grantor securing any First Lien Priority Debt Obligations that are not also subject to the Liens securing all Super Senior Obligations under the Super Senior Collateral Documents, such First Lien Priority Representative or First Lien Priority Debt Party (1) shall notify the Designated Super Senior Representative promptly upon becoming aware thereof and, unless such Grantor shall promptly also grant a similar Lien on such assets or property to each Super Senior Representative as security for the Super Senior Obligations, shall assign such Lien to the Designated Super Senior Representative as security for all Super Senior Obligations for the benefit of the Super Senior Secured Parties (but may retain a junior Lien on such assets or property subject to the terms hereof) and

(2) until such assignment or such grant of a similar Lien to each Super Senior Representative, shall be deemed to hold and have held such Lien for the benefit of each Super Senior Representative and the other Super Senior Secured Parties as security for the Super Senior Obligations and (ii) if any Super Senior Representative or any Super Senior Secured Party shall hold any Lien on any assets or property of any Grantor securing any Super Senior Obligations that are not also subject to the second-priority Liens securing all First Lien Priority Debt Obligations under the First Lien Priority Collateral Documents, such Super Senior Representative or Super Senior Secured Party shall notify the Designated First Lien Priority Representative promptly upon becoming aware thereof.  To the extent that the provisions of clause (a)(i) or (b)(i) of the immediately preceding sentences are not complied with for any reason, without limiting any other right or remedy available to any Super Senior Representative or any other Super Senior Secured Party, each First Lien Priority Representative agrees, for itself and on behalf of the other First Lien Priority Debt Parties, that any amounts received by or distributed to any First Lien Priority Debt Party pursuant to or as a result of any Lien granted in contravention of this Section 2.04 shall be subject to Sections 4.01 and 4.02.

SECTION 2.05.  Perfection of Liens.  Except for the limited agreements of the Super Senior Representatives pursuant to Section 6.05, none of the Super Senior Representatives or the Super Senior Secured Parties shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Shared Collateral for the benefit of the First Lien Priority Representatives or the First Lien Priority Debt Parties.  None of the First Lien Priority Representatives or the First Lien Priority Debt Parties shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Shared Collateral for the benefit of the Super Senior Representatives or the Super Senior Secured Parties.  The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the Super Senior Secured Parties and the First Lien Priority Debt Parties and shall not impose on the Super Senior Representatives, the Super Senior Secured Parties, the First Lien Priority Representatives, the First Lien Priority Debt Parties, or any agent or trustee therefor any obligations in respect of the disposition of Proceeds of any Shared Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or Governmental Authority or any applicable law.

SECTION 2.06.  Similar Liens and Agreements.  The parties hereto agree that, subject to Sections 2.04 and 6.03(d), it is their intention that the Super Senior Collateral and the First Lien Priority Collateral be identical and be subject to the provisions regarding Lien priority set forth in this Agreement (including Section 2.01 hereof).

ARTICLE III

Enforcement

SECTION 3.01.  Exercise of Remedies.

(a)         So long as the Discharge of Super Senior Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Grantor, (i) neither any First Lien Priority Representative nor any First Lien Priority Debt Party will (x) exercise or seek to exercise any Enforcement Action or other rights or remedies (including setoff) with respect to any Shared Collateral in respect of any First Lien Priority Debt Obligations, or institute any action or proceeding with respect to such Enforcement Action or other rights or remedies (including any action of foreclosure), (y) contest, protest, or object to any Enforcement Action or other foreclosure proceeding or action brought with respect to the Shared Collateral or any other Super Senior Collateral by any Super Senior Representative or any Super Senior Secured Party in respect of the Super Senior Obligations, including the exercise of any right by any Super Senior Representative or any Super Senior Secured Party (or any agent or sub-agent on their behalf) in respect of the Super Senior Obligations under any lockbox agreement, control agreement, landlord waiver, or bailee’s letter or similar agreement or arrangement to which any Super Senior Representative or any Super Senior Secured Party either is a party or may have rights as a third-party beneficiary, or any other exercise by any such party of any rights and remedies relating to the Shared Collateral under the Super Senior Debt Documents or otherwise in respect of the Super Senior Collateral or the Super Senior Obligations, or (z) object to the forbearance by the Super Senior Secured Parties from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Shared Collateral in respect of Super Senior Obligations and (ii) except as otherwise expressly provided herein, the Super Senior Representatives and the Super Senior Secured Parties shall have the exclusive right to take Enforcement Actions, enforce rights, exercise remedies (including setoff and the right to credit bid their debt) and make determinations regarding the release, disposition, or restrictions with respect to the Shared Collateral without any consultation with or the consent of any First Lien Priority Representative or any First Lien Priority Debt Party; provided,  however, that (A) in any Insolvency or Liquidation Proceeding commenced by or against the Borrower or any other Grantor, any First Lien Priority Representative may (x) file a claim, proof of claim, or statement of interest with respect to the First Lien Priority Debt Obligations under its First Lien Priority Debt Facility, (y) credit bid their debt in accordance with Section 7.08 of this Agreement, and (z) make any arguments and motions that do not violate or contravene the terms of this Agreement (including the provisions of this Section 3.01), (B) any First Lien Priority Representative may take any action (not adverse to the prior Liens on the Shared Collateral securing the Super Senior Obligations or the rights of the Super Senior Representatives or the Super Senior Secured Parties to exercise remedies in respect thereof) in order to perfect, preserve, or protect (but not enforce) its rights in, and perfection and priority of its Lien on, the Shared Collateral, (C) the First Lien Priority Debt Parties may file any necessary or appropriate responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding, or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the First Lien Priority Debt Parties or the avoidance of any First Lien Priority Lien to the extent such filings would not contravene the terms of this Agreement, (D) any First Lien Priority Debt Party may (subject to the provisions of Section 7.01(b)) vote on any plan of reorganization, plan of liquidation, agreement for composition, or other type of plan of arrangement proposed in or in connection with any Insolvency or Liquidation Proceeding, and (E) from and after the First Lien Priority Enforcement Date, the Designated First Lien Priority Representative may exercise or seek to exercise any rights or remedies (including setoff) with respect to any Shared Collateral in respect of any First Lien Priority Debt Obligations, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure) (clauses (A) through (E) above referred to as “First Lien Permitted Actions”).  In exercising rights and remedies with respect to the Super Senior Collateral, the Super Senior Representatives, and the Super Senior Secured Parties may enforce the provisions of the Super Senior Debt Documents and exercise rights and remedies in accordance with the terms thereof, all in such order and in such manner as they may determine in the exercise of their sole discretion.  Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Shared Collateral upon foreclosure, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(b)         So long as the Discharge of Super Senior Obligations has not occurred, except pursuant to First Lien Permitted Actions, each First Lien Priority Representative, on behalf of itself and each First Lien Priority Debt Party under its First Lien Priority Debt Facility, agrees that it will not, in the context of its role as secured creditor, take or receive any Shared Collateral or any Proceeds of Shared Collateral in connection with the exercise of any Enforcement Action or any other right or remedy (including setoff) with respect to any Shared Collateral and that any collateral or such proceeds taken by it shall be paid over to the Designated Super Senior Representative in accordance with Section 4.02, in respect of First Lien Priority Debt Obligations.  Without limiting the generality of the foregoing, unless and until the Discharge of Super Senior Obligations has occurred, except pursuant to First Lien Permitted Actions, the sole right of the First Lien Priority Representatives and the First Lien Priority Debt Parties with respect to the Shared Collateral is to hold a Lien on the Shared Collateral in respect of First Lien Priority Debt

Obligations pursuant to the First Lien Priority Debt Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of Super Senior Obligations has occurred.

(c)         (i) Each First Lien Priority Representative, for itself and on behalf of each First Lien Priority Debt Party under its First Lien Priority Debt Facility, agrees that neither such First Lien Priority Representative nor any such First Lien Priority Debt Party will take any action that would hinder or otherwise interfere with any Enforcement Action or any other exercise of remedies undertaken by any Super Senior Representative or any Super Senior Secured Party with respect to the Shared Collateral under the Super Senior Debt Documents, including any sale, lease, exchange, transfer, or other disposition of the Shared Collateral, whether by foreclosure or otherwise, and (ii) each First Lien Priority Representative, for itself and on behalf of each First Lien Priority Debt Party under its First Lien Priority Debt Facility, hereby waives any and all rights it or any such First Lien Priority Debt Party may have as a junior lien creditor or otherwise to object to the manner in which the Super Senior Representatives or the Super Senior Secured Parties seek to take any Enforcement Action or enforce or collect the Super Senior Obligations or the Liens granted on any of the Super Senior Collateral, regardless of whether any action or failure to act by or on behalf of any Super Senior Representative or any other Super Senior Secured Party is adverse to the interests of the First Lien Priority Debt Parties.

(d)         Each First Lien Priority Representative hereby acknowledges and agrees that no covenant, agreement, or restriction contained in any First Lien Priority Debt Document shall be deemed to restrict in any way any Enforcement Action or the rights and remedies of the Super Senior Representatives or the Super Senior Secured Parties with respect to the Super Senior Collateral as set forth in this Agreement and the Super Senior Debt Documents.

(e)         Without in any way limiting First Lien Permitted Actions, the Designated Super Senior Representative, or any Person authorized by it shall have the exclusive right to take any Enforcement Action or to exercise any right or remedy with respect to the Shared Collateral and shall have the exclusive right to determine and direct the time, method, and place for such Enforcement Action or for exercising such right or remedy or conducting any proceeding with respect thereto, in each case in accordance with the terms of the Super Senior Debt Documents.  Following the Discharge of Super Senior Obligations, the Designated First Lien Priority Representative, or any Person authorized by it who may be instructed by the First Lien Priority Majority Representatives shall have the exclusive right to exercise any right or remedy with respect to the Collateral, and the Designated First Lien Priority Representative, or any Person authorized by it who may be instructed by the First Lien Priority Majority Representatives shall have the exclusive right to direct the time, method, and place of exercising or conducting any proceeding for the exercise of any right or remedy available to the First Lien Priority Debt Parties with respect to the Collateral, or of exercising or directing the exercise of any trust or power conferred on the First Lien Priority Representatives, or for the taking of any other action authorized by the First Lien Priority Collateral Documents; provided,  however, that nothing in this Section 3.01(e) shall impair the right of any First Lien Priority Representative or other agent or trustee acting on behalf of the First Lien Priority Debt Parties to take First Lien Permitted Actions or such other actions with respect to the Collateral after the Discharge of Super Senior Obligations as may be otherwise required or authorized pursuant to any intercreditor agreement governing the First Lien Priority Debt Parties or the First Lien Priority Debt Obligations.

SECTION 3.02.  Cooperation.  Without in any way limiting First Lien Permitted Actions, each First Lien Priority Representative, on behalf of itself and each First Lien Priority Debt Party under its First Lien Priority Debt Facility, agrees that, unless and until the Discharge of Super Senior Obligations has occurred, it will not commence, or join with any Person (other than the Super Senior Secured Parties and the Super Senior Representatives upon the request of the Designated Super Senior Representative) in commencing, any Enforcement Action or any other enforcement, collection, execution, levy, or foreclosure action or proceeding with respect to any Lien held by it in the Shared Collateral under any of the First Lien Priority Debt Documents or otherwise in respect of the First Lien Priority Debt Obligations, or commence (or join with any other Person in commencing) an involuntary Insolvency or Liquidation Proceeding.

SECTION 3.03.  Actions upon Breach.  Should any First Lien Priority Representative or any First Lien Priority Debt Party, contrary to this Agreement, in any way take, attempt to take or threaten to take any Enforcement Action or any other action with respect to the Shared Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement) or fail to take any action required by this Agreement, any Super Senior Representative or other Super Senior Secured Party (in its or their own name or in the name of the Borrower or any other Grantor) may obtain relief against such First Lien Priority Representative or such First Lien Priority Debt Party by injunction, specific performance or other appropriate equitable relief.  Each First Lien Priority Representative, on behalf of itself and each First Lien Priority Debt Party under its First Lien Priority Debt Facility, hereby (i) agrees that the Super Senior Secured Parties’ damages from the actions of the First Lien Priority Representatives or any First Lien Priority Debt Party may at that time be difficult to ascertain and may be irreparable and waives any defense that the Borrower, any other Grantor or the Super Senior Secured Parties cannot demonstrate damage or be made whole by the awarding of damages and (ii) irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by any Super Senior Representative or any other Super Senior Secured Party.

SECTION 3.04.  No Additional Rights for the Grantors Hereunder.  If any Super Senior Secured Party or First Lien Priority Debt Party shall take any Enforcement Action or otherwise enforce its rights or remedies in violation of the terms of this Agreement, no Grantor shall be entitled to use such violation as a defense to any action by any Super Senior Secured Party or First Lien Priority Debt Party, nor to assert such violation as a counterclaim or basis for setoff or recoupment against any Super Senior Secured Party or First Lien Priority Debt Party.

ARTICLE IV

Payments

SECTION 4.01.  Application of Proceeds.  So long as the Discharge of Super Senior Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Grantor, the Shared Collateral or Proceeds thereof shall be applied by the Representatives, subject to the rights of the Grantors under the Super Senior Debt Documents and the First Lien Priority Debt Documents, as applicable, in the following order: (i) to the Super Senior Obligations that are not excluded pursuant to the proviso to the definition of such term in such order as specified in the relevant Super Senior Debt Documents (including an Applicable Intercreditor Agreement) to permanently reduce the Super Senior Obligations until the Discharge of Super Senior Obligations has occurred, (ii) to the First Lien Priority Debt Obligations in such order as specified in the relevant First Lien Priority Debt Documents (including an Applicable Intercreditor Agreement) to permanently reduce the First Lien Priority Debt Obligations until the Discharge of First Lien Priority Debt Obligations has occurred, then (iii) to the Super Senior Obligations that do not constitute Super Senior Obligations (pursuant to the proviso in the definition of Super Senior Obligations) in such order as specified in the relevant Super Senior Debt Documents (including any Applicable Intercreditor Agreement).  Upon the Discharge of Super Senior Obligations, each applicable Super Senior Representative shall deliver promptly to the Designated First Lien Priority Representative any Shared Collateral or Proceeds thereof held by it in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be applied by the Designated First Lien Priority Representative to the

First Lien Priority Debt Obligations in such order as specified in the relevant First Lien Priority Debt Documents.

SECTION 4.02.  Payments Over.  Unless and until the Discharge of Super Senior Obligations has occurred, any Shared Collateral or Proceeds thereof received by any First Lien Priority Representative or any First Lien Priority Debt Party relating to the Shared Collateral or any distribution made in respect of any Shared Collateral in any Insolvency or Liquidation Proceeding, shall be segregated and held in trust for the benefit of and forthwith paid over to the Designated Super Senior Representative, less any reasonable out-of-pocket expenses incurred in connection with such exercise, for the benefit of the Super Senior Secured Parties in the same form as received and applied pursuant to Section 4.01, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct.  The Designated Super Senior Representative is hereby authorized to make any such endorsements as agent for each of the First Lien Priority Representatives or any such First Lien Priority Debt Party.  This authorization is coupled with an interest and is irrevocable.

ARTICLE V

Payment Subordination

SECTION 5.01.  Payment Subordination.  Unless and until the Discharge of Super Senior Obligations has occurred, all First Lien Priority Debt Obligations, including all payments in respect thereof, shall be subject, subordinate and junior in right of payment and exercise of remedies with respect thereto, to the extent and in the manner set forth herein, to the Super Senior Obligations.  Except as set forth in Section 4.01 or 5.02, unless and until the Discharge of Super Senior Obligations shall have occurred, no First Lien Priority Debt Party shall accept, take or receive by payment or prepayment, directly or indirectly from any Grantor or any other Person any Distribution which may now or hereafter be owing to such First Lien Priority Debt Party on account of any of the First Lien Priority Debt Obligations.

SECTION 5.02.  Permitted Payments.  Whether or not the Discharge of Super Senior Obligations shall have occurred, subject to Section 5.03, the Grantors may pay to the First Lien Priority Debt Parties, and the First Lien Priority Debt Parties may accept, receive and retain on account of the First Lien Priority Debt Obligations, (a) payment of regularly scheduled payments of principal and mandatory prepayments of principal (to the extent that such mandatory prepayments have been declined by the applicable Super Senior Secured Parties) when due, (b) payment of interest, (c) payment of fees pursuant to the terms of the Initial First Lien Debt Documents, as in effect on the date hereof (provided,  however, that agency fees paid to the Administrative Agent (as defined in the Initial First Lien Agreement and in any other capacity) and the Initial First Lien Collateral Agent, in an aggregate amount during any calendar year, shall not exceed $100,000, provided (x) no Default or Event of Default exists under or in connection with the Initial First Lien Agreement or the transactions contemplated thereunder and (y) GLAS USA LLC is acting as Administrative Agent and GLAS Americas LLC is acting as the Initial First Lien Collateral Agent, and (d) payment of out-of-pocket expenses (including, but not limited to, any attorney’s fees or expenses for counsel to the First Lien Collateral Agent or the Administrative Agent (acting in any capacity)), in each case of clauses (a) – (d), to the extent provided for pursuant to the terms of the First Lien Priority Debt Documents and then due and payable thereunder (such payments, the “Permitted First Lien Priority Debt Payments”).

SECTION 5.03.  Payment Blockage.

(a)         The provisions of this Agreement to the contrary notwithstanding, no payment in respect of the First Lien Priority Debt Obligations (other than the fees due to the First Lien Priority Representative, the Initial First Lien Collateral Agent or the Administrative Agent (acting in any capacity))

and any costs and expenses of the First Lien Priority Representative, the Initial First Lien Collateral Agent or the Administrative Agent (acting any capacity) may be made by any Grantors, directly or indirectly, or accepted by any First Lien Priority Debt Party if, at the time of such payment:

(i)         a Super Senior Payment Default exists and such Super Senior Payment Default shall not have been cured or waived (provided, that it is agreed that if payments are due on the same date with respect to the Super Senior Obligations and the First Lien Priority Debt Obligations, no payment shall be made in respect of the First Lien Priority Debt Obligations and a Super Senior Payment Default shall be deemed to exist if such payments as to the Super Senior Obligations due on such date were not made prior to or concurrently with the making of any such payment on the First Lien Priority Debt Obligations); or

(ii)       subject to Section 5.03(d), (A) the First Lien Priority Representative shall have received a Super Senior Default Notice from the Super Senior Representative stating that a Super Senior Covenant Default exists or would be created by the making of such payment, (B) each such Super Senior Covenant Default shall not have been cured or waived and (C) 180 days shall not have elapsed since the date such Super Senior Default Notice was received by the First Lien Priority Representative.

(b)        The Grantors may resume Permitted First Lien Priority Debt Payments (and may make any Permitted First Lien Priority Debt Payments missed due to the application of Section 5.03(a)) in respect of the First Lien Priority Debt Obligations:

(i)         in the case of a Super Senior Payment Default referred to in Section 5.03(a)(i), upon a cure or waiver thereof;

(ii)        in the case of a Super Senior Covenant Default referred to in Section 5.03(a)(ii), upon the earlier to occur of (A) the cure or waiver of all such Super Senior Covenant Defaults or (B) the expiration of such period of 180 days; or

(iii)       in each case, from and after the Discharge of Super Senior Obligations.

(c)         Notwithstanding any provision of this Section 5.03 to the contrary:

(i)         (x) the Grantors shall not be prohibited from making, and the First Lien Priority Debt Parties shall not be prohibited from receiving, Permitted First Lien Priority Debt Payments under Section 5.03(a)(ii) for more than an aggregate of 180 days within any period of 360 consecutive days, (y) no more than two (2) Super Senior Default Notices pursuant to Section 5.03(a)(ii) may be provided within any period of 360 consecutive days, and (z) in the aggregate, there may be no more than five (5) payment blockage periods pursuant to Section 5.03(a)(ii) prior to the stated maturity of the First Lien Priority Debt Obligations;

(ii)        no Super Senior Covenant Default existing on the date any Super Senior Default Notice is given pursuant to Section 5.03(a)(ii) shall, unless the same shall have ceased to exist for a period of at least 90 consecutive days, be used as a basis for any subsequent such notice (for purposes of this paragraph, breaches of the same financial covenant for consecutive periods shall constitute separate and distinct Super Senior Covenant Defaults); and

(iii)       the failure of the Grantors to make any Distribution with respect to the First Lien Priority Debt Obligations by reason of the operation of this subsection 5.03(c) shall not be construed as preventing the occurrence of an event of default under the First Lien Priority Debt Documents (subject to the provisions of Section 5.04 below).

(d)         Unless and until the Discharge of Super Senior Obligations has occurred, if any Distribution on account of the First Lien Priority Debt Obligations not permitted to be made by the Grantors or accepted by any First Lien Priority Debt Party under this Agreement is made and received by such First Lien Priority Debt Party, such Distribution shall be segregated, shall be held in trust for the benefit of and forthwith paid over to the Designated Super Senior Representative for the benefit of the Super Senior Representative and the Super Senior Secured Parties and shall be promptly paid over to the Super Senior Representative in the same form as received for application (in accordance with the Super Senior Debt Documents) to the payment of the Super Senior Obligations then remaining unpaid, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct.  The Designated Super Senior Representative is hereby authorized to make any such endorsements as agent for each of the First Lien Priority Representatives or any such First Lien Priority Debt Party.  This authorization is coupled with an interest and is irrevocable.

SECTION 5.04.  Remedies Standstill.

(a)         Until the Discharge of Super Senior Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Obligor, and without limiting the provisions of Article III hereof, the First Lien Priority Representative and the other First Lien Priority Debt Parties: (x) shall not contest, protest, or object to any Collection Action by any Super Senior Secured Parties that does not constitute a breach of this Agreement and have no right to direct any Collection Action by any Super Senior Secured Parties or other action under any Super Senior Debt Documents; (y) shall not object to (and waive any and all claims with respect to) the forbearance by any Super Senior Secured Parties from taking any Collection Action; and (z) shall not take any Collection Action with respect to the First Lien Priority Debt Obligations, until the earliest to occur of the following and in any event no earlier than ten (10) days after the Super Senior Representative’s receipt of written notice of the First Lien Priority Debt Parties’ intention to take any such Collection Action (which ten (10) days’ prior notice by the First Lien Priority Representative may be given during the 180 day period described below):

(i)          acceleration of the Super Senior Obligations;

(ii)        the final, non-accelerated scheduled maturity date of the Super Senior Obligations (as the same may be extended in accordance with the terms of this Agreement);

(iii)       the commencement of an Insolvency or Liquidation Proceeding; or

(iv)       the passage of 180 days from the delivery of a First Lien Priority Debt Default Notice to the Super Senior Representative if any First Lien Subordinated Debt Default described therein shall not have been cured or waived within such period (the “Standstill Period”).

(b)         Notwithstanding anything contained herein to the contrary, if following the acceleration of the Super Senior Obligations such acceleration is rescinded (whether or not any existing Super Senior Default has been cured or waived), then all Collection Actions taken by the First Lien Priority Debt Parties shall likewise be rescinded if such Collection Action is based solely on Section 5.04(a)(i) and no other First Lien Priority Debt Default then exists that is not subject to a Standstill Period.

(c)        In addition, notwithstanding anything contained herein to the contrary, the First Lien Priority Debt Parties at any time and from time to time may (i) charge or otherwise implement default rate interest in accordance with the terms of the First Lien Priority Debt Documents or (ii) deliver notices of default or reservations of rights and exercise any rights or remedies under or in respect of any subordination agreement in favor of any First Lien Priority Debt Parties which are not inconsistent with any of the provisions of this Agreement.

ARTICLE VI

Other Agreements

SECTION 6.01.  Releases.

(a)         Each First Lien Priority Representative, for itself and on behalf of each First Lien Priority Debt Party under its First Lien Priority Debt Facility, agrees that, in the event of a sale, transfer, or other disposition of any specified item of Shared Collateral, the Liens granted to the First Lien Priority Representatives and the First Lien Priority Debt Parties upon such Shared Collateral to secure First Lien Priority Debt Obligations shall terminate and be released, automatically and without any further action, concurrently with the termination and release of all Liens granted upon such Shared Collateral to secure Super Senior Obligations; provided that, in the case of any such sale, transfer, or other disposition of Shared Collateral (other than any sale, transfer, or other disposition in connection with an Enforcement Action or any other enforcement or exercise of any rights or remedies with respect to the Shared Collateral), the Liens granted to the First Lien Priority Representatives and the First Lien Priority Debt Parties shall not be so released if (i) such sale, transfer, or other disposition is not permitted under the terms of any First Lien Priority Debt Document or (ii) such release of Super Senior Secured Parties’ Liens is granted upon or following the Discharge of Super Senior Obligations.  Upon delivery to a First Lien Priority Representative of an Officer’s Certificate stating that any such termination and release of Liens securing the Super Senior Obligations has become effective (or shall become effective concurrently with such termination and release of the Liens granted to the First Lien Priority Debt Parties and the First Lien Priority Representatives) and any necessary or proper instruments of termination or release prepared by the Borrower or any other Grantor, such First Lien Priority Representative will promptly execute, deliver, or acknowledge, at the Borrower’s or the other Grantor’s sole cost and expense, such instruments to evidence such termination and release of the Liens.  Nothing in this Section 6.01(a) will be deemed to affect any agreement of a First Lien Priority Representative, for itself and on behalf of the First Lien Priority Debt Parties under its First Lien Priority Debt Facility, to release the First Lien Priority Liens on the First Lien Priority Collateral as set forth in the relevant First Lien Priority Debt Documents.

(b)         Each First Lien Priority Representative, for itself and on behalf of each First Lien Priority Debt Party under its First Lien Priority Debt Facility, hereby irrevocably constitutes and appoints the Designated Super Senior Representative and any officer or agent of the Designated Super Senior Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such First Lien Priority Representative or such First Lien Priority Debt Party or in the Designated Super Senior Representative’s own name, from time to time in the Designated Super Senior Representative’s discretion, for the purpose of carrying out the terms of Section 6.01(a), to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of Section 6.01(a), including any termination statements, endorsements, or other instruments of transfer or release.

(c)         Unless and until the Discharge of Super Senior Obligations has occurred, each First Lien Priority Representative, for itself and on behalf of each First Lien Priority Debt Party under its First Lien Priority Debt Facility, hereby consents to the application whether prior to or after an event of default under any Super Senior Debt Document of Proceeds of Shared Collateral to the repayment of Super Senior Obligations pursuant to the Super Senior Debt Documents, provided that nothing in this Section 6.01(c) shall be construed to prevent or impair the rights of the First Lien Priority Representatives or the First Lien Priority Debt Parties to receive Proceeds in connection with the First Lien Priority Debt Obligations not otherwise in contravention of this Agreement.

(d)         Notwithstanding anything to the contrary in any First Lien Priority Collateral Document, in the event the terms of a Super Senior Collateral Document and a First Lien Priority Collateral Document each require any Grantor (i) to make payment in respect of any item of Shared Collateral, (ii) to deliver or afford control over any item of Shared Collateral to, or deposit any item of Shared Collateral with, (iii) to register ownership of any item of Shared Collateral in the name of or make an assignment of ownership of any Shared Collateral or the rights thereunder to, (iv) cause any securities intermediary, commodity intermediary or other Person acting in a similar capacity to agree to comply, in respect of any item of Shared Collateral, with instructions or orders from, or to treat, in respect of any item of Shared Collateral, as the entitlement holder, (v) hold any item of Shared Collateral in trust for (to the extent such item of Shared Collateral cannot be held in trust for multiple parties under applicable law), (vi) obtain the agreement of a bailee or other third party to hold any item of Shared Collateral for the benefit of or subject to the control of or, in respect of any item of Shared Collateral, to follow the instructions of or (vii) obtain the agreement of a landlord with respect to access to leased premises where any item of Shared Collateral is located or waivers or subordination of rights with respect to any item of Shared Collateral in favor of, in any case, both the Designated Super Senior Representative and any First Lien Priority Representative or First Lien Priority Debt Party, such Grantor may, until the applicable Discharge of Super Senior Obligations has occurred, comply with such requirement under the applicable First Lien Priority Collateral Document as it relates to such Shared Collateral by taking any of the actions set forth above only with respect to, or in favor of, the Designated Super Senior Representative.

SECTION 6.02.  Insurance and Condemnation Awards.  Unless and until the Discharge of Super Senior Obligations has occurred, the Designated Super Senior Representative and the Super Senior Secured Parties shall have the sole and exclusive right, subject to the rights of the Grantors under the Super Senior Debt Documents, (a) [reserved], (b) to adjust settlement for any insurance policy covering the Shared Collateral in the event of any loss thereunder, and (c) to approve any award granted in any condemnation or similar proceeding affecting the Shared Collateral.  Unless and until the Discharge of Super Senior Obligations has occurred, subject to the rights of the Grantors under the Super Senior Debt Documents and the First Lien Priority Debt Documents, as applicable, all proceeds of any such policy and any such award, if in respect of the Shared Collateral, shall be paid (i) first, prior to the occurrence of the Discharge of Super Senior Obligations, to the Super Senior Obligations that are not excluded pursuant to the proviso to the definition of such term in such order as specified in the relevant Super Senior Debt Documents (including an Applicable Intercreditor Agreement) to permanently reduce the Super Senior Obligations until the Discharge of Super Senior Obligations has occurred, (ii) second, to the First Lien Priority Debt Obligations in such order as specified in the relevant First Lien Priority Debt Documents (including an Applicable Intercreditor Agreement) to permanently reduce the First Lien Priority Debt Obligations until the Discharge of First Lien Priority Debt Obligations has occurred, (iii) third, to the Super Senior Obligations that do not constitute Super Senior Obligations (pursuant to the proviso in the definition of Super Senior Obligations) in such order as specified in the relevant Super Senior Debt Documents (including any Applicable Intercreditor Agreement) and, (iv) fourth, if no First Lien Priority Debt Obligations or Super Senior Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct.  If any First Lien Priority Representative or any First Lien Priority Debt Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Designated Super Senior Representative in accordance with the terms of Section 4.02.

SECTION 6.03.  Amendments to Debt Documents.

(a)         The Super Senior Debt Documents may be amended, restated, supplemented, or otherwise modified in accordance with their terms, and the Indebtedness under the Super Senior Debt Documents may be Refinanced, in each case, without the consent of any First Lien Priority Debt Party; provided,  however, that, without the consent of the First Lien Priority Majority Representatives, no such amendment, restatement, supplement, modification, or Refinancing (or successive amendments, restatements, supplements, modifications, or Refinancings) shall:

(i)          add any additional restrictions on the rights of the Grantors, taken as a whole, to make payments of the First Lien Priority Debt Obligations, including the scheduled payment of principal or interest under the First Lien Priority Debt Documents when due, that are more restrictive to the Grantors than the restrictions under this Agreement and under the other Super Senior Debt Documents as in effect on the date hereof, except for restrictions resulting from any action permitted under another provision hereof or any amendment or deletion of any definition used therein and amendments that have the indirect effect of restricting any Grantor’s ability to pay such payment or otherwise restrict such payments;

(ii)         contravene the provisions of this Agreement;

(iii)        alter the role of the First Lien Priority Representative or the Initial First Lien Collateral Agent or impair the right or ability of the First Lien Priority Representative, the Initial First Lien Collateral Agent or the Administrative Agent to receive any fees, be reimbursed for any expenses or receive any amounts in connection with any claims for indemnity;

(iv)        directly or indirectly result in an increase in the Total Yield on Indebtedness constituting Super Senior Obligations to an amount greater than 5.0% per annum on a weighted average basis above the Total Yield on the Indebtedness constituting Super Senior Obligations outstanding on the date hereof;

(v)         add any additional restrictions on the amendment of the First Lien Priority Debt Documents that are more restrictive to the Grantors than the restrictions set forth herein;

(vi)        amend any mandatory redemption or prepayment provisions of the Super Senior Debt Documents (as in effect on the date hereof) to change the conditions giving rise to mandatory redemption or prepayment obligations, increase the amount (or method of calculating the amount) of any mandatory redemption or prepayment, or change the timing for making such mandatory redemption or prepayment under the Super Senior Debt Documents as of the date hereof, except for restrictions resulting from any action permitted under another provision hereof or any amendment or deletion of any definition used therein and amendments that have the indirect effect of restricting any Grantor’s ability to pay such payment or otherwise restrict such payments; or

(vii)       increase the aggregate principal amount of the Super Senior Obligations in excess of the Maximum Super Senior Cap Amount; provided that the provisions of this clause (vii) shall not limit any DIP Financing provided in accordance with Section 7.01.

(b)         The First Lien Priority Debt Documents may be amended, restated, supplemented, or otherwise modified in accordance with their terms, and the Indebtedness under the First Lien Priority Debt Documents may be Refinanced, in each case, without the consent of any Super Senior Secured Party; provided,  however, that, without the prior written consent of the Super Senior Representatives, no First Lien Priority Debt Document may be amended, restated, supplemented, or otherwise modified, or entered into, and no Indebtedness under the First Lien Priority Debt Documents may be Refinanced, to the extent such amendment, restatement, supplement, or modification or Refinancing, or the terms of such new First Lien Priority Debt Document, would:

(i)          contravene the provisions of this Agreement or any then extant First Lien Priority Debt Document or Super Senior Debt Document;

(ii)        change to earlier dates any scheduled dates for payment of principal (including the final maturity date) under such First Lien Priority Debt Documents (excluding, for avoidance of doubt, the acceleration of such maturity of any First Lien Priority Debt Obligations after the occurrence of an event of default under the applicable First Lien Priority Debt Documents);

(iii)       add any restrictions on the rights of the Grantors, to make the scheduled payment of principal or interest under the Super Senior Debt Documents when due;

(iv)        directly or indirectly result in an increase in the Total Yield on Indebtedness constituting First Lien Priority Debt Obligations to an amount greater than 5.0% per annum on a weighted average basis above the Total Yield on the Indebtedness constituting First Lien Priority Debt Obligations outstanding on the date hereof;

(v)         add any additional restrictions on the amendment of the Super Senior Debt Documents, which are more restrictive on the Grantors than the restrictions set forth herein;

(vi)       increase the aggregate principal amount of the First Lien Priority Debt Obligations in excess of the Maximum First Lien Priority Cap Amount (provided that the provisions of this clause (vi) shall not limit any DIP Financing provided in accordance with Section 7.01);

(vii)      amend any mandatory redemption or prepayment provisions of the First Lien Priority Debt Document (as in effect on the date hereof) to change the conditions giving rise to mandatory redemption or prepayment obligations, increase the amount (or method of calculating the amount) of any mandatory redemption or prepayment, or change the timing for making such mandatory redemption or prepayment under the First Lien Priority Debt Document as of the date hereof, except for restrictions resulting from any action permitted under another provision hereof or any amendment or deletion of any definition used therein and amendments that have the indirect effect of restricting any Grantor’s ability to pay such payment or otherwise restrict such payments; or

(viii)     modify or add a covenant or event of default with the effect of directly restricting a Grantor from making payments of the Super Senior Obligations that would have been permitted under the Initial First Lien Agreement and this Agreement, each as of the date hereof.

(c)         Each First Lien Priority Representative, for itself and on behalf of each First Lien Priority Debt Party under its First Lien Priority Debt Facility, agrees that each First Lien Priority Collateral Document under its First Lien Priority Debt Facility but not including the Initial First Lien Guarantee Agreement shall include the following language (or language to similar effect reasonably approved by the Designated Super Senior Representative):

“Notwithstanding anything herein to the contrary, the lien and security interest granted to the collateral agent pursuant to this Agreement and the exercise of any right or remedy by the collateral agent hereunder are subject to the provisions of the Intercreditor Agreement, dated as of March 6, 2020 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Intercreditor Agreement”), among

Guggenheim Credit Services, LLC, as Super Senior Credit Agreement Collateral Agent, GLAS Americas LLC, as Initial First Lien Collateral Agent, and certain other persons party or that may become party thereto from time to time.  In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern.”

(d)         In the event that the Designated Super Senior Representative or the Super Senior Secured Parties enter into any amendment, waiver, or consent in respect of any of the Super Senior Collateral Documents for the purpose of adding to or deleting from, or waiving or consenting to any departures from any provisions of, any Super Senior Collateral Document or changing in any manner the rights of the Super Senior Representatives, the Super Senior Secured Parties, the Borrower or any other Grantor thereunder (including the release of any Liens in Super Senior Collateral) in a manner that is applicable to all Super Senior Facilities, then such amendment, waiver, or consent shall apply automatically to any comparable provision of each comparable First Lien Priority Collateral Document without the consent of any First Lien Priority Representative or any First Lien Priority Debt Party and without any action by any First Lien Priority Representative, the Borrower, or any other Grantor; provided,  however, that (i) no such amendment, waiver, or consent shall (A) remove assets or property subject to the First Lien Priority Liens or release any such Liens, except to the extent that such release is permitted or required by Section 6.01(a) and provided that there is a concurrent release of the corresponding Super Senior Liens, (B) amend, modify or otherwise affect the rights or duties of any First Lien Priority Representative in its role as First Lien Priority Representative without its prior written consent, or (C) require the consent of the First Lien Priority Majority Representatives under Section 5.03(a) and (ii) written notice of such amendment, waiver, or consent shall have been given by the Borrower to each First Lien Priority Representative within ten Business Days after the effectiveness of such amendment, waiver, or consent; provided,  further, that the failure to give such notice shall not affect the effectiveness and validity thereof.

(e)         The Borrower agrees to deliver to each of the Designated Super Senior Representative and the Designated First Lien Priority Representative copies of (i) any amendments, supplements, or other modifications to the Super Senior Debt Documents or the First Lien Priority Debt Documents and (ii) any new Super Senior Debt Documents or First Lien Priority Debt Documents promptly after effectiveness thereof; provided, in each case, that the failure to deliver such documents shall not affect the effectiveness and validity thereof.

SECTION 6.04.  [Reserved]

SECTION 6.05.  Bailment for Perfection of Security Interest.

(a)         The Possessory Collateral shall be delivered to the Designated Super Senior Representative and by accepting such Possessory Collateral such Designated Super Senior Representative agrees to hold any Shared Collateral constituting Possessory Collateral that is part of the Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the benefit of the First Lien Priority Representatives and any assignee solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable First Lien Priority Collateral Documents, in each case, subject to the terms and conditions of this Section 6.05.

(b)         Except as otherwise specifically provided herein, until the Discharge of Super Senior Obligations has occurred, the Super Senior Representatives and the Super Senior Secured Parties shall be entitled to deal with the Possessory Collateral in accordance with the terms of the Super Senior Debt Documents as if the Liens under the First Lien Priority Collateral Documents did not exist.  The rights of the First Lien Priority Representatives and the First Lien Priority Debt Parties with respect to the Possessory Collateral shall at all times be subject to the terms of this Agreement.

(c)         The Super Senior Representatives and the Super Senior Secured Parties shall have no obligation whatsoever to the First Lien Priority Representatives or any First Lien Priority Debt Party to assure that any of the Possessory Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Shared Collateral, except as expressly set forth in this Section 6.05.  The duties or responsibilities of the Super Senior Representatives under this Section 6.05 shall be limited solely to holding or controlling the Shared Collateral and the related Liens referred to in paragraphs (a) and (b) of this Section 6.05 as sub-agent and gratuitous bailee for the relevant First Lien Priority Representative for purposes of perfecting the Lien held by such First Lien Priority Representative.

(d)         The Super Senior Representatives shall not have by reason of the First Lien Priority Collateral Documents or this Agreement, or any other document, a fiduciary relationship in respect of any First Lien Priority Representative or any First Lien Priority Debt Party, and each First Lien Priority Representative, for itself and on behalf of each First Lien Priority Debt Party under its First Lien Priority Debt Facility, hereby waives and releases the Super Senior Representatives from all claims and liabilities arising pursuant to the Super Senior Representatives’ roles under this Section 6.05 as sub-agents and gratuitous bailees with respect to the Shared Collateral.

(e)         Upon the Discharge of Super Senior Obligations, each applicable Super Senior Representative shall, at the Grantors’ sole cost and expense, (i) (A) deliver to the Designated First Lien Priority Representative, to the extent that it is legally permitted to do so, all Shared Collateral, including all proceeds thereof, held or controlled by such Super Senior Representative or any of its agents or bailees, including the transfer of possession and control, as applicable, of the Possessory Collateral, together with any necessary endorsements and notices to depositary banks, securities intermediaries, and commodities intermediaries, and assign its rights under any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral, or (B) direct and deliver such Shared Collateral as a court of competent jurisdiction may otherwise direct, (ii) notify any applicable insurance carrier that it is no longer entitled to be a loss payee or additional insured under the insurance policies of any Grantor issued by such insurance carrier and, (iii) notify any Governmental Authority involved in any condemnation or similar proceeding involving any Grantor that the Designated First Lien Priority Representative is entitled to approve any awards granted in such proceeding.  The Super Senior Representatives have no obligations to follow instructions from any First Lien Priority Representative or any other First Lien Priority Debt Party in contravention of this Agreement.

(f)         None of the Super Senior Representatives nor any of the other Super Senior Secured Parties shall be required to marshal any present or future collateral security for any obligations of the Borrower or any Subsidiary to any Super Senior Representative or any Super Senior Secured Party under the Super Senior Debt Documents or any assurance of payment in respect thereof, or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security or any assurance of payment in respect thereof shall be cumulative and in addition to all other rights, however existing or arising.

SECTION 6.06.  When Discharge of Super Senior Obligations and First Lien Priority Debt Obligations Deemed To Not Have Occurred.  (a) If, at any time substantially concurrently with the occurrence of the Discharge of Super Senior Obligations, the Borrower or any Subsidiary consummates any Refinancing of any Super Senior Obligations, then such Discharge of Super Senior Obligations (other than in respect of payment of indemnities surviving the Discharge of Super Senior Obligations) shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such first Discharge of Super Senior Obligations) and the applicable agreement governing such Super Senior Obligations shall automatically be treated as a Super Senior Debt Document for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Shared Collateral set forth herein and the agent, representative, or trustee for the holders of such Super Senior Obligations shall be the Super Senior Representative for all purposes of this Agreement; provided that such Super Senior Representative shall have become a party to this Agreement pursuant to Section 9.09.  Upon receipt of notice of such incurrence (including the identity of the new Super Senior Representative) from the Borrower, each First Lien Priority Representative (including the Designated First Lien Priority Representative) shall promptly (i) enter into such documents and agreements, including amendments or supplements to this Agreement, as the Borrower or such new Super Senior Representative shall reasonably request in writing in order to provide the new Super Senior Representative the rights of a Super Senior Representative contemplated hereby, (ii) deliver to such Super Senior Representative, to the extent that it is legally permitted to do so, all Shared Collateral, including all proceeds thereof, held or controlled by such First Lien Priority Representative or any of its agents or bailees, including the transfer of possession and control, as applicable, of the Possessory Collateral, together with any necessary endorsements and notices to depositary banks, securities intermediaries and commodities intermediaries, and assign its rights under any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral, (iii) notify, upon request from a Grantor, any applicable insurance carrier that it is no longer entitled to be a loss payee or additional insured under the insurance policies of any Grantor issued by such insurance carrier, and (iv) notify, upon request from a Grantor, and Governmental Authority involved in any condemnation or similar proceeding involving a Grantor that the new Super Senior Representative is entitled to approve any awards granted in such proceeding.

(b)         If, at any time substantially concurrently with the Discharge of First Lien Priority Debt Obligations has occurred, the Borrower or any Subsidiary enters into any Refinancing of any First Lien Priority Debt Obligations, then such Discharge of First Lien Priority Debt Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken or any payments received prior to the date of such designation as a result of the occurrence of such Discharge of First Lien Priority Debt Obligations) and the applicable agreement governing such First Lien Priority Debt Obligations shall automatically be treated as a First Lien Priority Debt Document for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Shared Collateral set forth herein and the agent, representative, or trustee for the holders of such First Lien Priority Debt Obligations shall be the First Lien Priority Representative for all purposes of this Agreement.  Upon receipt of notice of such incurrence (including the identity of the new First Lien Priority Representative), each Super Senior Representative shall promptly enter into such documents and agreements, including amendments or supplements to this Agreement, in each case, reasonably acceptable to such Super Senior Representative, as the Borrower or such new First Lien Priority Representative shall reasonably request in writing in order to provide the new First Lien Priority Representative the rights of a First Lien Priority Representative contemplated hereby.

ARTICLE VII

Insolvency or Liquidation Proceedings.

SECTION 7.01.  Financing Issues.  Until the Discharge of Super Senior Obligations has occurred, if the Borrower or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and any Super Senior Representative or any Super Senior Secured Party shall desire to permit the use of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code) on which such Super Senior Representative or Super Senior Secured Party has a Lien, or to permit the Borrower or any other Grantor to obtain financing, whether from the Super Senior Secured Parties or any other Person, with the consent of the Designated Super Senior Representative, under Section 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law (“DIP Financing”), then each First Lien Priority Representative, for itself and on behalf of each First Lien Priority Debt Party under its First Lien Priority

Debt Facility, agrees that it will not object to such Cash Collateral use or DIP Financing (including any proposed orders for such Cash Collateral use or DIP Financing which are acceptable to any Super Senior Representative), and, except to the extent expressly agreed by the Designated Super Senior Representative or permitted by Section 6.03, will not request adequate protection or any other relief in connection therewith and, to the extent the Liens securing any Super Senior Obligations are subordinated or pari passu with such DIP Financing, will subordinate (and will be deemed hereunder to have subordinated) its Liens in the Shared Collateral and on First Lien Priority Collateral (or Liens on property of any Grantor that would be “Collateral” hereunder but for the operation of section 552 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law) to (x) the Liens securing such DIP Financing (and all obligations relating thereto) on the same basis as the Liens securing the First Lien Priority Debt Obligations are so subordinated to Liens securing Super Senior Obligations under this Agreement, (y) any adequate protection Liens provided to the Super Senior Secured Parties, and (z) any “carve out” for professional and United States Trustee fees agreed to by the Super Senior Representatives.  No First Lien Priority Debt Party may (1) provide any DIP Financing (or support any DIP Financing proposed by any other Person (other than a DIP Financing provided by the Super Senior Secured Parties or by a Person with the consent of the Designated Super Senior Representative)) to the Borrower or any other Grantor that is not subordinated in right of payment to the Super Senior Obligations on terms satisfactory to the Designated Super Senior Representative or that is secured by Liens ranking pari passu with or senior in priority to the Liens securing any Super Senior Obligations or (2) provide any other DIP Financing (or support any other DIP Financing proposed by any other Person (other than a DIP Financing provided by the Super Senior Secured Parties or by a Person with the consent of the Designated Super Senior Representative)) to the Borrower or any other Grantor unless no Super Senior Secured Party offers to provide DIP Financing (or any Person offers to provide a DIP Financing that has been consented to by the Designated Super Senior Representative) on or before the date of the hearing to approve DIP Financing; provided,  further, that any such DIP Financing provided by one or more of the First Lien Priority Debt Parties (x) shall be subordinated in right of payment to the Super Senior Obligations on terms satisfactory to the Designated Super Senior Representative, (y) shall not be secured by Liens ranking pari passu with or senior in priority to the Liens securing any Super Senior Obligations, and (z) may not “roll-up” or otherwise include or refinance any pre-petition First Lien Priority Debt Obligations.  Each First Lien Priority Representative, for itself and on behalf of each First Lien Priority Debt Party under its First Lien Priority Debt Facility, agrees that notice received two Business Days prior to the entry of an order approving such usage of cash or other collateral or approving such financing shall be adequate notice.

SECTION 7.02.  Relief from the Automatic Stay.  Until the Discharge of Super Senior Obligations has occurred, each First Lien Priority Representative, for itself and on behalf of each First Lien Priority Debt Party under its First Lien Priority Debt Facility, agrees that none of them shall (i) seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding or take any action in derogation thereof, in each case in respect of any Shared Collateral, without the prior written consent of the Designated Super Senior Representative or (ii) oppose (or support any other Person in opposing) any request by any Super Senior Representative or relief from such stay.

SECTION 7.03.  Adequate Protection.  Each First Lien Priority Representative, for itself and on behalf of each First Lien Priority Debt Party under its First Lien Priority Debt Facility, agrees that none of them shall object, contest, or support any other Person objecting to or contesting (a) any request by any Super Senior Representative or any Super Senior Secured Parties for adequate protection, (b) any objection by any Super Senior Representative or any Super Senior Secured Parties to any motion, relief, action, or proceeding based on any Super Senior Representative’s or Super Senior Secured Party’s claiming a lack of adequate protection or (c) the allowance or payment of interest, fees, expenses, or other amounts of any Super Senior Representative or any other Super Senior Secured Party under Section 506(b) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law.  Notwithstanding anything contained in this Section 7.03 or in Section 7.01, in any Insolvency or Liquidation Proceeding, (i) if the Super Senior Secured Parties (or any subset thereof) are granted adequate protection in the form of a Lien on additional or replacement collateral or a superpriority claim in connection with any DIP Financing or use of Cash Collateral under Section 363 or 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law, then each First Lien Priority Representative, for itself and on behalf of each First Lien Priority Debt Party under its First Lien Priority Debt Facility, may seek or request adequate protection in the form of a Lien on such additional or replacement collateral or superpriority claim (as applicable), which (A) Lien is subordinated to the Liens securing and providing adequate protection for all Super Senior Obligations and such DIP Financing (and all obligations relating thereto) on the same basis as the other Liens securing the First Lien Priority Debt Obligations are so subordinated to the Liens securing Super Senior Obligations under this Agreement and (B) superpriority claim (1) is subordinated to all superpriority claims of the Super Senior Secured Parties on the same basis as the other claims of the First Lien Priority Debt Parties are so subordinated to the claims of the Super Senior Secured Parties under this Agreement and (2) shall not be required to be repaid in full in cash on the effective date of any applicable plan of reorganization, (ii) in the event any First Lien Priority Representatives, for themselves and on behalf of the First Lien Priority Debt Parties under their First Lien Priority Debt Facilities, seek or request adequate protection and such adequate protection is granted (in each instance, to the extent such grant is otherwise permissible under the terms and conditions of this Agreement) in the form of a Lien on additional or replacement collateral, then such First Lien Priority Representatives, for themselves and on behalf of each First Lien Priority Debt Party under their First Lien Priority Debt Facilities, agree that each Super Senior Representatives shall also be granted a senior Lien on such additional or replacement collateral as security and adequate protection for the Super Senior Obligations and any such DIP Financing and that any Lien on such additional or replacement collateral securing or providing adequate protection for the First Lien Priority Debt Obligations shall be subordinated to the Liens on such collateral securing the Super Senior Obligations and any such DIP Financing (and all obligations relating thereto) and any other Liens granted to the Super Senior Secured Parties as adequate protection on the same basis as the other Liens securing the First Lien Priority Debt Obligations are so subordinated to such Liens securing Super Senior Obligations under this Agreement, (iii) in the event any First Lien Priority Representatives, for themselves and on behalf of the First Lien Priority Debt Parties under their First Lien Priority Debt Facilities, seek or request adequate protection and such adequate protection is granted (in each instance, to the extent such grant is otherwise permissible under the terms and conditions of this Agreement) in the form of a superpriority claim (which superpriority claim shall not be required to be repaid in full in cash on the effective date of any applicable plan of reorganization), then such First Lien Priority Representatives, for themselves and on behalf of each First Lien Priority Debt Party under their First Lien Priority Debt Facilities, agree that each Super Senior Representative shall also be granted adequate protection in the form of a superpriority claim, which superpriority claim shall be senior to the superpriority claim of the First Lien Priority Debt Parties, (iv) the First Lien Priority Representatives, for themselves and on behalf of the First Lien Priority Debt Parties under their First Lien Priority Debt Facilities, shall be permitted to seek adequate protection with respect to their rights in the Collateral in any Insolvency or Liquidation Proceeding in the form of cash payments solely in the amount of reasonable and documented out-of-pocket attorneys’ fees incurred post-petition (but not any other payments), subject to the right of the Super Senior Secured Parties to object to the reasonableness of the amounts of such out-of-pocket attorneys’ fees so sought by the First Lien Priority Debt Parties; provided that as adequate protection for the Super Senor Obligations, each Super Senior Representative, on behalf of the Super Senior Secured Parties represented by it, is also granted the right to receive cash payments with respect to interest on the Super Senior Obligations accruing post-petition at the rate at which such interest accrues at such time pursuant to the provisions of the applicable Super Senior Debt Documents, and with respect to out-of-pocket expenses incurred post-petition, each Super Senior Representative, on behalf of the Super Senior Secured Parties represented by it, is also granted the right to receive cash payment of such out-of-pocket expenses; and (v) in no event shall any First Lien Priority Representative or any other First Lien Priority Debt Party be entitled to seek, and each First Lien Priority Representative hereby agreed, on behalf of the First Lien Priority Debt Parties, that it will not seek, any other adequate protection except as expressly set forth above in this Section 7.03.  Each First Lien Priority Representative, for themselves and on behalf of each First Lien Priority Debt Party represented by it, agrees that notice of a hearing to approve DIP Financing or use of Cash Collateral on an interim basis shall be adequate if delivered to such First Lien Priority Representative at least two (2) Business Days in advance of such hearing and that notice of a hearing to approve DIP Financing or use of Cash Collateral on a final basis shall be adequate if delivered to such First Lien Priority Representative at least fifteen (15) days in advance of such hearing.

SECTION 7.04.  Preference Issues.  If any Super Senior Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to disgorge, turn over, or otherwise pay any amount to the estate of the Borrower or any other Grantor (or any trustee, receiver, or similar Person therefor), because the payment of such amount was declared to be fraudulent or preferential in any respect or for any other reason, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of setoff or otherwise, then the Super Senior Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the Super Senior Secured Parties shall be entitled to the benefits of this Agreement until a Discharge of Super Senior Obligations with respect to all such recovered amounts.  If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the parties hereto.  Each First Lien Priority Representative, for itself and on behalf of each First Lien Priority Debt Party under its First Lien Priority Debt Facility, hereby agrees that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

SECTION 7.05.  Separate Grants of Security and Separate Classifications.  Each First Lien Priority Representative, for itself and on behalf of each First Lien Priority Debt Party under its First Lien Priority Debt Facility, acknowledges and agrees that (a) the grants of Liens pursuant to the Super Senior Collateral Documents and the First Lien Priority Collateral Documents constitute separate and distinct grants of Liens and (b) because of, among other things, their differing rights in the Shared Collateral, the First Lien Priority Debt Obligations are fundamentally different from the Super Senior Obligations and must be separately classified in any plan of reorganization or similar dispositive restructuring plan proposed, confirmed, or adopted in an Insolvency or Liquidation Proceeding.  To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that any claims of the Super Senior Secured Parties and the First Lien Priority Debt Parties in respect of the Shared Collateral constitute a single class of claims (rather than separate classes of senior and junior secured claims), then each First Lien Priority Representative, for itself and on behalf of each First Lien Priority Debt Party under its First Lien Priority Debt Facility, hereby acknowledges and agrees that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Shared Collateral, with the effect being that, to the extent that the aggregate value of the Shared Collateral is sufficient (for this purpose ignoring all claims held by the First Lien Priority Debt Parties), the Super Senior Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest, fees, and expenses (whether or not allowed or allowable) before any distribution is made in respect of the First Lien Priority Debt Obligations, and each First Lien Priority Representative, for itself and on behalf of each First Lien Priority Debt Party under its First Lien Priority Debt Facility, hereby acknowledges and agrees to turn over to the Designated Super Senior Representative amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the First Lien Priority Debt Parties.

SECTION 7.06.  No Waivers of Rights of Super Senior Secured Parties.  Subject to Section 7.11(b), nothing contained herein shall, except as expressly provided herein, prohibit or in any way limit any Super Senior Representative or any other Super Senior Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by any First Lien Priority Debt Party, including the seeking by any First Lien Priority Debt Party of adequate protection or the assertion by any First Lien Priority Debt Party of any of its rights and remedies under the First Lien Priority Debt Documents or otherwise.

SECTION 7.07.  Application.  This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law, shall be effective before, during, and after the commencement of any Insolvency or Liquidation Proceeding, and all converted or successor cases in respect thereof.  The relative rights as to the Shared Collateral and proceeds thereof shall continue after the commencement of any Insolvency or Liquidation Proceeding on the same basis as prior to the date of the petition therefor, subject to any court order approving the financing of, or use of cash collateral by, any Grantor.  All references herein to any Grantor shall include such Grantor as a debtor-in-possession and any receiver or trustee for such Grantor.

SECTION 7.08.  Asset Sales.  Each First Lien Priority Representative, for itself and on behalf of each other First Lien Priority Debt Party represented by it, agrees that it will not object to or oppose (or join in, or support, any other objection or opposition by any other Person), a motion to sell, liquidate, or otherwise dispose of Collateral under Section 363 or Section 1129 of the Bankruptcy Code, or support any other proposal or bid to purchase such Collateral by any other Person, if the requisite Super Senior Secured Parties have consented to such sale, liquidation, or other disposition so long as it provides (i) to the extent such sale or other disposition is to be free and clear of Liens, that the Liens securing the Super Senior Obligations and the First Lien Priority Debt Obligations will attach to the proceeds of the sale or other disposition on the same basis of priority as the Liens on the Shared Collateral securing the Super Senior Obligations rank to the Liens on the Shared Collateral securing the First Lien Priority Debt Obligations pursuant to this Agreement, (ii) that either (A) the net Proceeds of such sale or other disposition shall be applied pursuant to Section 4.01 or (B) the Liens securing the Super Senior Obligations and the First Lien Priority Debt Obligations will attach to the proceeds of the sale or other disposition on the same basis of priority as the Liens on the Shared Collateral securing the Super Senior Obligations rank to the Liens on the Shared Collateral securing the First Lien Priority Debt Obligations pursuant to this Agreement, and (iii) that such sale or other disposition shall be made pursuant to a process or procedures that have been approved by the Bankruptcy Court.  Any First Lien Priority Debt Parties may bid for or purchase Shared Collateral at any public, private, or judicial foreclosure upon such Shared Collateral initiated by any Super Senior Secured Party or any other Person, or any sale of Shared Collateral during an Insolvency or Liquidation Proceeding so long as (x) no Super Senior Secured Party has submitted a bid or other proposal (or has consented to a bid or other proposal from any other Person) in connection with such public or judicial foreclosure, and (y) such credit bid (including under Section 363(k) of the Bankruptcy Code) provides for the payment in full in cash of the Super Senior Aggregate Obligations at the closing of such sale.

SECTION 7.09.  506(c) Claims and Section 552(b).  Until the Discharge of Super Senior Obligations has occurred, each First Lien Priority Representative, on behalf of itself and each First Lien Priority Debt Party under its First Lien Priority Debt Facility, agrees that it will not assert or enforce any claim under Section 506(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law senior to or on a parity with the Liens securing the Super Senior Obligations for costs or expenses of preserving or disposing of any Shared Collateral.  Each First Lien Priority Representative, on behalf of itself and each First Lien Priority Debt Party under its First Lien Priority Debt Facility, agrees that they will not, directly or indirectly, assert or support the assertion of, and hereby waive any right that they may to assert or support the assertion of any claim under the “equities of the case” exception of Section 552(b) of the Bankruptcy Code (or any similar provision under any other law governing an Insolvency or Liquidation Proceeding) as against any Super Senior Secured Party or any of the Collateral to the extent securing the Super Senior Obligations.  Each Super Senior Representative, on behalf of itself and each Super Senior Secured Party under its Super Senior Facility agree that they will not, directly or indirectly, assert or support the assertion of, and hereby waive any right that they may to assert or support the assertion of any claim under the “equities of the case” exception of Section 552(b) of the Bankruptcy Code (or any similar provision under any other law governing an Insolvency or Liquidation Proceeding) as against any First Lien Priority Debt Party or any of the Collateral to the extent securing the First Lien Priority Debt Obligations.

SECTION 7.10.  Reorganization Securities.

(a)         If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a plan of reorganization or similar dispositive restructuring plan, on account of both the Super Senior Obligations and the First Lien Priority Debt Obligations, then, to the extent the debt obligations distributed on account of the Super Senior Obligations and on account of the First Lien Priority Debt Obligations are secured by Liens upon the same assets or property, the provisions of this Agreement will survive (or be deemed amended to apply to) the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

(b)         No First Lien Priority Debt Party (whether in the capacity of a secured creditor or an unsecured creditor) shall propose, vote in favor of, or otherwise directly or indirectly support any plan of reorganization or similar dispositive restructuring plan that violates the payment priorities set forth in Section 4.01 or would contravene the terms of this Agreement other than with the prior written consent of the Designated Super Senior Representative or to the extent any such plan is proposed or supported by the number of Super Senior Secured Parties required under Section 1126(c) of the Bankruptcy Code for such Super Senior Secured Parties to accept such plan.

SECTION 7.11.  Section 1111(b) of the Bankruptcy Code.  Each First Lien Priority Representative, for itself and on behalf of each First Lien Priority Debt Party under its First Lien Priority Debt Facility, shall not object to, oppose, support any objection, or take any other action to impede, the right of any Super Senior Secured Party to make an election under Section 1111(b)(2) of the Bankruptcy Code.  Each First Lien Priority Representative, for itself and on behalf of each First Lien Priority Debt Party under its First Lien Priority Debt Facility, waives any claim it may hereafter have against any senior claimholder arising out of the election by any Super Senior Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code.

SECTION 7.12.  Post-Petition Interest.

(a)         None of the First Lien Priority Representatives or any other First Lien Priority Debt Party shall oppose or seek to challenge any claim by any Super Senior Representative or any other Super Senior Class Debt Party for allowance in any Insolvency or Liquidation Proceeding of Super Senior Obligations of claims for Post-Petition Interest to the extent of the value of the Lien of the Super Senior Representatives on behalf of the Super Senior Secured Parties on the Collateral or any other Super Senior Secured Party’s Lien on the Collateral, without regard to the existence of the Liens of the First Lien Priority Representative or the other First Lien Priority Debt Parties on the Collateral.

(b)         None of the Super Senior Representatives or any other Super Senior Class Debt Party shall oppose or seek to challenge any claim by the First Lien Priority Representative or any other First Lien Priority Debt Party for allowance in any Insolvency or Liquidation Proceeding of First Lien

Priority Debt Obligations consisting of Post-Petition Interest to the extent of the value of the Lien of the First Lien Priority Representative, on behalf of the First Lien Priority Debt Parties, on the Collateral (after taking into account the amount of the Super Senior Obligations).

ARTICLE VIII

Reliance; Etc.

SECTION 8.01.  Reliance.  All loans and other extensions of credit made or deemed made on and after the date hereof by the Super Senior Secured Parties to the Borrower or any Subsidiary shall be deemed to have been given and made in reliance upon this Agreement.  Each First Lien Priority Representative, on behalf of itself and each First Lien Priority Debt Party under its First Lien Priority Debt Facility, acknowledges that it and such First Lien Priority Debt Parties have, independently and without reliance on any Super Senior Representative or other Super Senior Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the First Lien Priority Debt Documents to which they are party or by which they are bound, this Agreement, and the transactions contemplated hereby and thereby, and they will continue to make their own credit decisions in taking or not taking any action under the First Lien Priority Debt Documents or this Agreement.

SECTION 8.02.  No Warranties or Liability.  Each First Lien Priority Representative, on behalf of itself and each First Lien Priority Debt Party under its First Lien Priority Debt Facility, acknowledges and agrees that neither any Super Senior Representative nor any other Super Senior Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability, or enforceability of any of the Super Senior Debt Documents, the ownership of any Shared Collateral or the perfection or priority of any Liens thereon.  Each Super Senior Representative First Lien Priority Representative, on behalf of itself and each Super Senior Secured Party under its Super Senior Facility, acknowledges and agrees that neither any First Lien Priority Representative nor any other First Lien Priority Debt Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability, or enforceability of any of the First Lien Priority Debt Documents, the ownership of any Shared Collateral or the perfection or priority of any Liens thereon.  The Super Senior Secured Parties and the First Lien Priority Debt Parties will be entitled to manage and supervise their respective loans and extensions of credit under the Super Senior Debt Documents and the First Lien Priority Debt Documents, as applicable, in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Super Senior Secured Parties and the First Lien Priority Debt Parties, as applicable, may manage their loans and extensions of credit without regard to any rights or interests that the First Lien Priority Representatives and the First Lien Priority Debt Parties have in the Shared Collateral or otherwise, except as otherwise provided in this Agreement.  The First Lien Priority Debt Parties will be entitled to manage and supervise their respective loans and extensions of credit under the First Lien Priority Debt Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the First Lien Priority Debt Parties may manage their loans and extensions of credit without regard to any rights or interests that the Super Senior Representatives and the Super Senior Secured Parties have in the Shared Collateral or otherwise, except as otherwise provided in this Agreement.  Neither any Super Senior Representative nor any other Super Senior Secured Party shall have any duty to any First Lien Priority Representative or First Lien Priority Debt Party to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreement with the Borrower or any Subsidiary (including the First Lien Priority Debt Documents), regardless of any knowledge thereof that they may have or be charged with.  Neither any First Lien Priority Representative nor any other First Lien Priority Debt Party shall have any duty to any Super Senior Representative or Super Senior Secured Party to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreement with the Borrower or any Subsidiary (including the Super Senior Debt Documents), regardless of any knowledge thereof that they may have or be charged with.  Except as expressly set forth in this Agreement, the Super Senior Representatives, the Super Senior Secured Parties, the First Lien Priority Representatives, and the First Lien Priority Debt Parties have not otherwise made to each other, nor do they hereby make to each other, any warranties, express or implied, nor do they assume any liability to each other with respect to (a) the enforceability, validity, value, or collectability of any of the Super Senior Obligations, the First Lien Priority Debt Obligations or any guarantee or security which may have been granted to any of them in connection therewith, (b) any Grantor’s title to or right to transfer any of the Shared Collateral, or (c) any other matter except as expressly set forth in this Agreement.

SECTION 8.03.  Obligations Unconditional.  All rights, interests, agreements, and obligations of the Super Senior Representatives, the Super Senior Secured Parties, the First Lien Priority Representatives, and the First Lien Priority Debt Parties hereunder shall remain in full force and effect irrespective of:

(a)         any lack of validity or enforceability of any Super Senior Debt Document or any First Lien Priority Debt Document;

(b)        subject to Section 6.03, any change in the time, manner, or place of payment of, or in any other terms of, all or any of the Super Senior Obligations or First Lien Priority Debt Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the Super Senior Credit Agreement or any other Super Senior Debt Document or of the terms of the Initial First Lien Agreement or any other First Lien Priority Debt Document;

(c)         any exchange of any security interest in any Shared Collateral or any other collateral or any amendment, waiver, or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Super Senior Obligations or First Lien Priority Debt Obligations or any guarantee thereof;

(d)         the commencement of any Insolvency or Liquidation Proceeding in respect of the Borrower or any other Grantor; or

(e)         any other circumstances that otherwise might constitute a defense available to (i) the Borrower or any other Grantor in respect of the Super Senior Obligations (other than the Discharge of Super Senior Obligations subject to Sections 6.06 and 7.04) or (ii) any First Lien Priority Representative or First Lien Priority Debt Party in respect of this Agreement.

ARTICLE IX

Miscellaneous

SECTION 9.01.  Conflicts.

In the event of any conflict between the provisions of this Agreement and the provisions of any Super Senior Debt Document or any First Lien Priority Debt Document, the provisions of this Agreement shall govern.  Notwithstanding the foregoing, (a) the relative rights and obligations of the Super Senior Representatives and the Super Senior Secured Parties (as amongst themselves) with respect to any Super Senior Collateral shall be governed by the terms of the Applicable Intercreditor Agreement among such parties and in the event of any conflict between such Applicable Intercreditor Agreement and this Agreement as to such relative rights and obligations, the provisions of such Applicable Intercreditor Agreement shall control solely with respect to such rights and obligations and (b) the relative rights and obligations of the First Lien Priority Representatives and the First Lien Priority Debt Parties (solely as amongst themselves) with respect to any First Lien Priority Collateral shall be governed by the terms of any Applicable Intercreditor Agreement and in the event of any conflict between any Applicable Intercreditor Agreement and this Agreement, the provisions of such Applicable Intercreditor Agreement shall control solely with respect to such rights and obligations.

SECTION 9.02.  Continuing Nature of this Agreement; Severability.  Subject to Section 6.04, this Agreement shall continue to be effective until the Discharge of Super Senior Obligations shall have occurred.  This is a continuing agreement of Lien subordination, and the Super Senior Secured Parties may continue, at any time and without notice to the First Lien Priority Representatives or any First Lien Priority Debt Party, to extend credit and other financial accommodations and lend monies to or for the benefit of the Borrower or any Subsidiary constituting Super Senior Obligations in reliance hereon.  The terms of this Agreement shall survive and continue in full force and effect in any Insolvency or Liquidation Proceeding.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal, or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal, or unenforceable provisions.

SECTION 9.03.  Amendments; Waivers.

(a)         No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b)         This Agreement may be amended in writing signed by each Representative (in each case, acting in accordance with the documents governing the applicable Debt Facility); provided that any such amendment, supplement, or waiver which by the terms of this Agreement requires the Borrower’s consent or which increases the obligations or reduces the rights of, or otherwise materially adversely affects, the Borrower or any other Grantor, shall require the consent of the Borrower.  Any such amendment, supplement, or waiver shall be in writing and shall be binding upon the Super Senior Secured Parties and the First Lien Priority Debt Parties and their respective successors and assigns.

(c)         Notwithstanding the foregoing, without the consent of any Secured Party (and with respect to any amendment or modification which by the terms of this Agreement requires the Borrower’s consent or which increases the obligations or reduces the rights of the Borrower or any other Grantor, with the consent of the Borrower), any Representative may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 9.09 of this Agreement and upon such execution and delivery, such Representative and the Secured Parties and Super Senior Obligations or First Lien Priority Debt Obligations of the Debt Facility for which such Representative is acting shall be subject to the terms hereof.

SECTION 9.04.  Information Concerning Financial Condition of the Borrower and the Subsidiaries.  The Super Senior Representatives, the Super Senior Secured Parties, the First Lien Priority Representatives, and the First Lien Priority Debt Parties shall each be responsible for keeping themselves informed of (a) the financial condition of the Borrower and the Subsidiaries and all endorsers or guarantors of the Super Senior Obligations or the First Lien Priority Debt Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the Super Senior Obligations or the First Lien Priority Debt Obligations.  The Super Senior Representatives, the Super Senior Secured Parties, the First Lien Priority Representatives, and the First Lien Priority Debt Parties shall have no duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise.  In the event that any Super Senior Representative, any Super Senior Secured Party, any First Lien Priority Representative or any First Lien Priority Debt Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it shall be under no obligation to (i) make, and the Super Senior Representatives, the Super Senior Secured Parties, the First Lien Priority Representatives, and the First Lien Priority Debt Parties shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness, or validity of any such information so provided, (ii) provide any additional information or to provide any such information on any subsequent occasion, (iii) undertake any investigation, or (iv) disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

SECTION 9.05.  Subrogation.  Each First Lien Priority Representative, on behalf of itself and each First Lien Priority Debt Party under its First Lien Priority Debt Facility, hereby agrees not to assert any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Super Senior Obligations has occurred.

SECTION 9.06.  Application of Payments.  Except as otherwise provided herein, all payments received by the Super Senior Secured Parties may be applied, reversed, and reapplied, in whole or in part, to such part of the Super Senior Obligations as the Super Senior Secured Parties, in their sole discretion, deem appropriate, consistent with the terms of the Super Senior Debt Documents.  Except as otherwise provided herein, each First Lien Priority Representative, on behalf of itself and each First Lien Priority Debt Party under its First Lien Priority Debt Facility, assents to any such extension or postponement of the time of payment of the Super Senior Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange, or release of any security that may at any time secure any part of the Super Senior Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

SECTION 9.07.  Additional Grantors.  The Borrower agrees that, if any Subsidiary shall become a Grantor after the date hereof, it will promptly cause such Subsidiary to become party hereto by executing and delivering an instrument in the form of Annex I.  Upon such execution and delivery, such Subsidiary will become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein.  The execution and delivery of such instrument shall not require the consent of any other party hereunder, and will be acknowledged by the Designated First Lien Priority Representative and the Designated Super Senior Representative.  The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

SECTION 9.08.  Dealings with Grantors.  Upon any application or demand by the Borrower or any other Grantor to any Representative to take or permit any action under any of the provisions of this Agreement or under any Collateral Document (if such action is subject to the provisions hereof), at the request of such Representative, the Borrower or such Grantor, as appropriate, shall furnish to such Representative a certificate of a Responsible Officer of the Borrower or such Grantor (an “Officer’s Certificate”) stating that all conditions precedent, if any, provided for in this Agreement or such Collateral

Document, as the case may be, relating to the proposed action have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Agreement or any Collateral Document relating to such particular application or demand, no additional certificate or opinion need be furnished.

SECTION 9.09.  Additional Debt Facilities.  To the extent, but only to the extent, permitted by the provisions of the then extant Super Senior Debt Documents and First Lien Priority Debt Documents, the Borrower may incur or issue and sell one or more series or classes of Additional First Lien Priority Debt and one or more series or classes of Additional Super Senior Debt.  Any such additional class or series of Additional First Lien Priority Debt (the “First Lien Priority Class Debt”) may be secured by a junior priority, subordinated Lien on Shared Collateral, in each case under and pursuant to the relevant First Lien Priority Collateral Documents for such First Lien Priority Class Debt, if and subject to the condition that the Representative of any such First Lien Priority Class Debt (each, a “First Lien Priority Class Debt Representative”), acting on behalf of the holders of such First Lien Priority Class Debt (such Representative and holders in respect of any First Lien Priority Class Debt being referred to as the “First Lien Priority Class Debt Parties”), becomes a party to this Agreement by satisfying conditions (A) through (C), as applicable, of the immediately succeeding paragraph.  Any such additional class or series of Super Senior Facilities (the “Super Senior Class Debt”; and the Super Senior Class Debt and First Lien Priority Class Debt, collectively, the “Class Debt”) may be secured by a senior Lien on Shared Collateral, in each case under and pursuant to the relevant Super Senior Collateral Documents, if and subject to the condition that the Representative of any such Super Senior Class Debt (each, a “Super Senior Class Debt Representative”; and the Super Senior Class Debt Representatives and First Lien Priority Class Debt Representatives, collectively, the “Class Debt Representatives”), acting on behalf of the holders of such Super Senior Class Debt (such Representative and holders in respect of any such Super Senior Class Debt being referred to as the “Super Senior Class Debt Parties; and the Super Senior Class Debt Parties and First Lien Priority Class Debt Parties, collectively, the “Class Debt Parties”), becomes a party to (x) an Applicable Intercreditor Agreement pursuant to Article VIII, and (y) this Agreement by satisfying the conditions set forth in clauses (A) through (C), as applicable, of the immediately succeeding paragraph.  In order for a Class Debt Representative to become a party to this Agreement:

(A)        such Class Debt Representative shall have executed and delivered a Joinder Agreement substantially in the form of Annex II (if such Representative is a First Lien Priority Class Debt Representative) or Annex III (if such Representative is a Super Senior Class Debt Representative) (with such changes as may be reasonably approved by the Designated Super Senior Representative and such Class Debt Representative) pursuant to which it becomes a Representative hereunder, and the Class Debt in respect of which such Class Debt Representative is the Representative constitutes Additional Super Senior Debt Obligations or Additional First Lien Priority Debt Obligations, as applicable, and the related Class Debt Parties become subject hereto and bound hereby as Additional Super Senior Debt Parties or Additional First Lien Priority Debt Parties, as applicable;

(B)        the Borrower (a) shall have delivered to the Designated Super Senior Representative an Officer’s Certificate of the Borrower identifying the obligations to be designated as Additional Super Senior Debt Obligations or Additional First Lien Priority Debt Obligations, as applicable, and the initial aggregate principal amount or face amount thereof and certifying that such obligations are permitted to be incurred and secured (I) in the case of Additional Super Senior Debt Obligations, on a senior basis under each of the Super Senior Debt Documents and (II) in the case of Additional First Lien Priority Debt Obligations, on a junior basis under each of the First Lien Priority Debt Documents and (b) if requested, shall have delivered true and complete copies of each of the First Lien Priority Debt Documents or Super Senior Debt Documents, as applicable, relating to such Class Debt, certified as being true and correct by an authorized officer of the Borrower; and

(C)        the First Lien Priority Debt Documents or Super Senior Debt Documents, as applicable, relating to such Class Debt shall provide that each Class Debt Party with respect to such Class Debt will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Class Debt.

SECTION 9.10.  Refinancings.  The Super Senior Obligations and the First Lien Priority Debt Obligations may be increased, exchanged, refinanced, or replaced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is otherwise required to permit the refinancing transaction under any Super Senior Debt Document or any First Lien Priority Debt Document) of any Super Senior Representative or any Secured Party, all without affecting the Lien priorities provided for herein or the other provisions hereof, so long as permitted by the terms of each Super Senior Debt Document and First Lien Priority Debt Document.  Each First Lien Priority Representative hereby agrees that at the request of the Borrower in connection with refinancing or replacement of Super Senior Obligations (“Replacement Super Senior Obligations”) it will enter into an agreement in form and substance reasonably acceptable to the First Lien Priority Representative with the agent for the Replacement Super Senior Obligations.  The Super Senior Representatives hereby agree, at the request of the Borrower in connection with Refinancing or replacement of First Lien Priority Debt Obligations (“Replacement First Lien Priority Obligations”), to enter into an agreement in form and substance reasonably acceptable to the Super Senior Representatives with the agent for the Replacement First Lien Priority Obligations.

SECTION 9.11.  Consent to Jurisdiction; Waivers.  Each Representative, on behalf of itself and the Secured Parties of the Debt Facility for which it is acting, irrevocably and unconditionally:

(a)         submits for itself and its property in any legal action or proceeding relating to this Agreement and the Collateral Documents, or for recognition and enforcement of any judgment in respect thereof, to the exclusive jurisdiction of the courts of the State of New York or the United States of America located in the Borough of Manhattan, City of New York, and appellate courts from any thereof;

(b)         consents and agrees that any such action or proceeding shall be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same and agrees not to commence or support any such action or proceeding in any other jurisdiction;

(c)         agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person (or its Representative) at the address referred to in Section 9.12;

(d)         agrees that nothing herein shall affect the right of any other party hereto (or any Secured Party) to effect service of process in any other manner permitted by law; and

(e)         waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 9.11 any special, exemplary, punitive, or consequential damages.

SECTION 9.12.  Notices.  All notices, requests, demands and other communications provided for or permitted hereunder shall be in writing and shall be sent:

(A)        if to the Borrower or any other Grantor, at its address at:

CPI Acquisition, Inc.

10026 West San Juan Way

Littleton, Colorado 80127

Attention: Chief Legal and Compliance Officer

Facsimile: [Redacted]

Email: [Redacted]

(B)        if to the Super Senior Credit Agreement Collateral Agent, to it at:

Guggenheim Credit Services, LLC

330 Madison Avenue, 11th Floor

New York, New York 10017

Attention: GI Ops NY Loan Agency

Facsimile: [Redacted]

Email: [Redacted]

With copies to:

Guggenheim Credit Services, LLC

330 Madison Avenue, 11th Floor

New York, New York 10017

Attn: GI Legal

Facsimile: [Redacted]

and (which shall not constitute notice)

Paul Hastings LLP

200 Park Avenue

New York, New York 10166

Attention: [Redacted]

Facsimile: [Redacted]

(C)        if to the Initial First Lien Collateral Agent, to it at:

GLAS Americas LLC
3 Second Street, Suite 206
Jersey City, NJ 07311
Attention: [Redacted]
Facsimile: [Redacted]
Email: [Redacted]

with a copy to: [Redacted]

(D)        if to any other Representative, to it at the address specified by it in the Joinder Agreement delivered by it pursuant to Section 9.09.

Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and, may be personally served, telecopied, electronically mailed, or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or upon receipt via U.S. mail (registered or certified, with postage prepaid and properly addressed).  For the purposes hereof, the addresses of the parties hereto shall be as set forth above or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

SECTION 9.13.  Further Assurances.  Each Super Senior Representative, on behalf of itself and each Super Senior Secured Party under the Super Senior Facility for which it is acting, each First Lien Priority Representative, on behalf of itself, and each First Lien Priority Debt Party under its First Lien Priority Debt Facility, agrees that it will take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the other parties hereto may reasonably request to effectuate the terms of, and the Lien priorities contemplated by, this Agreement.

SECTION 9.14.  GOVERNING LAW; WAIVER OF JURY TRIAL.

(A)        THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT IN ANY COURT REFERRED TO IN THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 9.12

(B)        EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B)

ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 9.15.  Binding on Successors and Assigns.  This Agreement shall be binding upon the Super Senior Representatives, the Super Senior Secured Parties, the First Lien Priority Representatives, the First Lien Priority Debt Parties, the Borrower, the other Grantors which have acknowledged this Agreement, and their respective successors and assigns.

SECTION 9.16.  Section Titles.  The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

SECTION 9.17.  Counterparts.  This Agreement may be executed in one or more counterparts, including by means of facsimile or other electronic method, each of which shall be an original and all of which shall together constitute one and the same document.  Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 9.18.  Authorization.  By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

SECTION 9.19.  No Third-Party Beneficiaries; Successors and Assigns.  The lien priorities set forth in this Agreement and the rights and benefits hereunder in respect of such lien priorities shall inure solely to the benefit of the Super Senior Representatives, the Super Senior Secured Parties, the First Lien Priority Representatives, and the First Lien Priority Debt Parties, and their respective permitted successors and assigns, and no other Person (including the Grantors, or any trustee, receiver, debtor in possession, or bankruptcy estate in a bankruptcy or like proceeding) shall have or be entitled to assert such rights.  Nothing in this Agreement is intended to or shall impair the obligations of the Borrower or any other Grantor, which are absolute and unconditional, to pay the Super Senior Obligations and the First Lien Priority Debt Obligations as and when the same shall become due and payable in accordance with their terms.

SECTION 9.20.  Effectiveness.  This Agreement shall become effective as of the Closing Date when executed and delivered by the parties hereto.

SECTION 9.21.  Collateral Agent and Representative.  It is understood and agreed that (a) the Super Senior Credit Agreement Collateral Agent is entering into this Agreement in its capacity as administrative agent and collateral agent under the Super Senior Credit Agreement and the provisions of Article VIII of the Super Senior Credit Agreement applicable to the Agents (as defined therein) thereunder shall also apply, mutatis mutandis, to the Super Senior Credit Agreement Collateral Agent hereunder and (b) the Initial First Lien Collateral Agent is entering into this Agreement in its capacity as collateral agent under the Initial First Lien Agreement and the provisions of Article VIII of the Initial First Lien Agreement applicable to the Agents (as defined therein) thereunder shall also apply, mutatis mutandis, to the Initial First Lien Collateral Agent hereunder.

SECTION 9.22.  Relative Rights.  Notwithstanding anything in this Agreement to the contrary (except to the extent contemplated by Sections 6.01(a), 6.01(d), or 6.03(d)), nothing in this Agreement is intended to or will (a) amend, waive, or otherwise modify the provisions of the Super Senior Credit Agreement, any other Super Senior Debt Document, the Initial First Lien Agreement, or any other First Lien Priority Debt Documents, (b) change the relative priorities of the Super Senior Obligations or the Liens granted under the Super Senior Collateral Documents on the Shared Collateral (or any other assets or property) as among the Super Senior Secured Parties, (c) otherwise change the relative rights of the Super Senior Secured Parties in respect of the Shared Collateral as among such Super Senior Secured Parties, or (d) obligate the Borrower or any other Grantor to take any action, or fail to take any action, that would otherwise constitute a breach of, or default under, the Super Senior Credit Agreement, any other Super Senior Debt Document, the Initial First Lien Agreement, or any other First Lien Priority Debt Document.

SECTION 9.23.  Survival of Agreement.  All covenants, agreements, representations, and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

GUGGENHEIM CREDIT SERVICES, LLC,
as Super Senior Credit Agreement Collateral Agent

By:	/s/ John F. Mulreaney
Name: John F. Mulreaney
Title: Attorney-in-Fact

GLAS AMERICAS LLC,
as Initial First Lien Collateral Agent

By:	/s/ Adam Berman
Name: Adam Berman
Title: Vice President

ACKNOWLEDGED AND AGREED:

CPI CARD GROUP INC., as a Grantor

By:	/s/ John Lowe
Name:	John Lowe
Title:	Chief Financial Officer

CPI ACQUISITION, INC., as a Grantor

By:	/s/ John Lowe
Name:	John Lowe
Title:	Vice President

CPI CARD GROUP - INDIANA, INC.,
as a Grantor

By:	/s/ John Lowe
Name:	John Lowe
Title:	Vice President

CPI HOLDING CO.,
as a Grantor

By:	/s/ John Lowe
Name:	John Lowe
Title:	Vice President

CPI CARD GROUP - COLORADO, INC.,
as a Grantor

By:	/s/ John Lowe
Name:	John Lowe
Title:	Vice President

CPI CARD GROUP - MINNESOTA, INC.,
as a Grantor

By:	/s/ John Lowe
Name:	John Lowe
Title:	Vice President

CPI CARD GROUP - NEVADA, INC.,
as a Grantor

By:	/s/ John Lowe
Name:	John Lowe
Title:	Vice President

CPI CARD GROUP - TENNESSEE, INC.,
as a Grantor

By:	/s/ John Lowe
Name:	John Lowe
Title:	Vice President